SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.  )
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☐ Soliciting Material Under Rule 14a-12
TRIPATH IMAGING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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TRIPATH IMAGING, INC.
780 Plantation Drive
Burlington, North Carolina 27215
(336) 222-9707
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 31, 2006
           Notice is hereby given that the 2006 Annual Meeting of Stockholders of TriPath Imaging, Inc. (the “Company”) will be held on Wednesday, May 31, 2006, at 10:00 a.m. at the Country Suites, 3211 Wilson Drive, Burlington, North Carolina, to consider and act upon the following matters:
1. Proposal to elect two members of our Board of Directors to serve for three-year terms as Class III Directors.
2. Proposal to amend TriPath’s Amended and Restated 1996 Equity Incentive Plan (the “1996 Equity Plan”) to (a) increase the number of shares of common stock issuable under the plan by 1,700,000 shares from 7,996,325 shares to 9,696,325 shares and (b) provide that incentive stock options (“ISOs”) may be granted no later than a date that is ten years from the date on which the 1996 Equity Plan or any amendment thereto is approved by the stockholders of the Company.
3. Proposal to amend TriPath’s 1997 Director Stock Option Plan (the “1997 Director Plan”) to (a) increase the number of shares of common stock issuable under the plan by 150,000 shares from 450,000 shares to 600,000 shares, (b) provide that stand-alone, stock-settled stock appreciation rights (“SARs”) be granted under the 1997 Director Plan rather than stock options, (c) provide that SARs may be granted under the 1997 Director Plan until May 31, 2016 and (d) provide that when awards are settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such awards, to the extent of such decrease, shall again be available for awards under the plan.
4. Proposal to ratify the selection by the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year.
5. To transact such other business as may properly come before the meeting or any adjournments thereof.
           Only stockholders of record at the close of business on April 7, 2006 will be entitled to vote at the meeting.
           It is important that your shares be represented at the meeting. Therefore, whether or not you plan to attend the meeting, please complete your proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the meeting and wish to vote in person, your proxy will not be used.

By order of the Board of Directors,
Stephen P. Hall
Assistant Secretary
April 28, 2006

-i-

TRIPATH IMAGING, INC.
780 Plantation Drive
Burlington, North Carolina 27215
(336) 222-9707

PROXY STATEMENT

GENERAL INFORMATION
           Our Board of Directors is soliciting your proxy for use at our 2006 Annual Meeting of Stockholders to be held on Wednesday, May 31, 2006, at 10:00 a.m. at the Country Suites, 3211 Wilson Drive, Burlington, North Carolina, and at any adjournments of the meeting. This Proxy Statement and the enclosed proxy card are first being mailed or given on or about April 28, 2006 to all of our stockholders entitled to notice of and to vote at the meeting.
           Who can vote. You may vote your shares of our common stock at the meeting if you were a stockholder of record at the close of business on April 7, 2006, the record date. On that date, we had 38,399,244 shares of common stock issued and outstanding. You are entitled to one vote for each share of common stock that you held on the record date.
           How to vote your shares. You may vote your shares either by proxy or by attending the annual meeting and voting in person. If you choose to vote by proxy, please complete, date, sign and return the proxy card in the enclosed postage-prepaid envelope. The proxies named in the proxy card will vote your shares in accordance with your voting instructions given on the proxy card. If you sign the proxy card but do not give specific instructions with respect to the proposals contained in this proxy statement, the proxies will vote your shares in favor of the proposals as recommended by our Board of Directors. Even if you plan to attend the meeting, please complete and mail your proxy card to ensure that your shares are represented at the meeting. If you attend the meeting, you can still revoke your proxy by voting in person.
           Proposals to be considered at the annual meeting. The principal business expected to be transacted at the meeting, as more fully described below, will be (i) the election of two directors, (ii) amendment of the 1996 Equity Plan to increase the number of shares of common stock we may issue under that plan and provide that ISOs may be granted no later than a date that is ten years from the date on which the 1996 Equity Plan or any amendment thereto is approved by stockholders of the Company, (iii) amendment of the 1997 Director Plan to increase the number of shares of common stock we may issue under that plan, provide for the grant of stand-alone, stock settled SARs (rather than stock options) thereunder, provide that SARs may be granted thereunder no later than May 31, 2016 and provide that when awards are settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such awards, to the extent of such decrease, shall again be available for awards under the plan, and (iv) ratification of the selection by the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year.
           Quorum. A quorum of stockholders is required in order to transact business at the meeting. A majority in interest of the issued and outstanding shares of common stock, represented at the meeting in person or by proxy, constitutes a quorum for the transaction of business.

           Number of votes required. The number of votes required to approve the proposal that is scheduled to be presented at the meeting is as follows:

Proposal	Required Vote

Election of two nominees as directors.	Affirmative vote representing a plurality of the votes cast for or against each nominee.
Amendment of the 1996 Equity Plan.	Affirmative vote representing a majority of the shares of our common stock present or represented at the meeting and entitled to vote.
Amendment of the 1997 Director Plan.	Affirmative vote representing a majority of the shares of our common stock present or represented at the meeting and entitled to vote.
Ratification of Selection of Independent Registered Public Accounting Firm.	Affirmative vote representing a majority of the votes cast for or against the proposal.
           Abstentions and broker non-votes. A broker non-vote on a proposal results from a proxy submitted by a broker that does not indicate a vote for one or more proposals because the broker does not have discretionary voting authority and the customer did not send the broker instructions on how to vote on the proposal. If the broker does not have instructions with respect to a matter, and is barred by law or by Nasdaq National Market regulations from exercising its discretionary voting authority in the particular matter, then the shares will not be voted on the matter. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum but will not be counted as votes cast in the election of directors and the ratification of the selection of independent accountant. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum with respect to the amendments of the 1996 Equity Plan and the 1997 Director Plan, but abstentions will count as votes against the proposals and broker non-votes will not be counted as votes cast.
           Discretionary voting by proxies on other matters. The meeting is called for the purposes set forth in the notice. Aside from the proposal discussed in this proxy statement, we do not know of any other proposals that may be presented at the annual meeting. If another matter is properly presented for consideration at the meeting, the persons named in the accompanying proxy card will exercise their discretion in voting on the matter. It is the intention of the persons named in the proxy to vote in accordance with their best judgment on any such matter.
           How you may revoke your proxy. You may revoke the authority granted by your executed proxy at any time before we exercise it by submitting a written notice of revocation or a duly executed proxy bearing a later date to our Assistant Secretary or by voting in person at the meeting. If your shares are held in a brokerage or bank account, you must make arrangements with your broker or bank to vote your shares in person or to revoke your proxy.
           Expenses of solicitation. We will bear all costs of soliciting proxies. We will, upon request, reimburse brokers, custodians and fiduciaries for out-of-pocket expenses incurred in forwarding proxy solicitation materials to the beneficial owners of our common stock held in their names. In addition to solicitations by mail, our directors, officers and employees may solicit proxies from stockholders in person or by other means of communication, including telephone, facsimile and e-mail, without additional remuneration. We may also hire a proxy solicitation company to assist us in the distribution of proxy materials and the solicitations of votes described above. We will also bear the expenses of any proxy solicitation company that we engage.

           Householding of Annual Meeting Materials. Some banks, brokers and other nominee record holders may be “householding” our proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, TriPath Imaging, Inc., 780 Plantation Drive, Burlington, North Carolina 27215, Attn: Investor Relations, telephone: (336) 222-9707. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

SHARE OWNERSHIP
           The following table and footnotes set forth certain information regarding the beneficial ownership of our common stock as of April 1, 2006 by:

•	each person known by us to own beneficially 5% or more of our common stock;

•	each Named Executive Officer (as defined in “Executive Compensation” below);

•	each of our directors and nominees for director; and

•	all of our current directors and executive officers as a group.
           The number of shares beneficially owned by each person listed below includes any shares over which the person has sole or shared voting or investment power as well as shares which the person has the right to acquire upon the exercise of any options or other rights exercisable within the 60-day period following April 1, 2006. Unless otherwise noted, each person has sole investment and voting power over the shares listed in the table. The percentage ownership of each person listed in the table was calculated using the total number of shares owned by such person, plus any shares that person could acquire upon the exercise of any options or other rights exercisable within the 60-day period following April 1, 2006. As of April 1, 2006, 38,387,994 shares of common stock were outstanding.

	Shares of
	Common Stock
	Beneficially Owned

Beneficial Owner	Shares	Percent

Roche Holdings, Inc.(1)	6,965,080	18.1%
1201 North Orange St., Suite 1050
Wilmington, Delaware 19801

Becton, Dickinson and Company(2)	2,500,000	6.5%
1 Becton Drive
Franklin Lakes, NJ 07417

Lord, Abbett & Co. LLC(3)	2,256,544	5.9%
90 Hudson Street, 11th Floor
Jersey City, NJ 07302
Paul R. Sohmer, M.D.(4)	1,231,463	3.2%

Stephen P. Hall(5)	218,441	*

Johnny D. Powers, Ph.D.(6)	370,280	*

Ray W. Swanson, Jr.(7)	385,006	*

Haywood D. Cochrane, Jr.(8)	110,000	*

Robert E. Curry, Ph.D.(9)	60,000	*

Richard A. Franco, R. Ph.(10)	30,000	*

Arthur T. King, Ph. D.(11)	30,000	*

Gail F. Lieberman(12)	30,000	*

Robert L. Sullivan(13)	60,000	*

All current executive officers and directors as a group (10 persons)(14)	2,495,190	6.5%

*	Indicates less than 1%.

(1)	Roche Holdings, Inc., a Delaware corporation (“Holdings”), is a wholly-owned subsidiary of Roche Finance Ltd., a Swiss company, which is a wholly-owned subsidiary of Roche Holding Ltd., a Swiss company. This information is based on a Schedule 13G filed by Holdings with the U.S. Securities and Exchange Commission (“SEC”) on March 17, 2006.

(2)	This information is based on a Schedule 13G filed by Becton, Dickinson and Company, a New Jersey corporation with the SEC on July 31, 2001.

(3)	This information is based on a Schedule 13G filed by Lord, Abbett & Co. LLC, a New York corporation with the SEC on February 14, 2006.

(4)	Includes 1,225,099 shares that may be acquired within 60 days of April 1, 2006 upon the exercise of options.

(5)	Includes 216,867 shares that may be acquired within 60 days of April 1, 2006 upon the exercise of options.

(6)	Includes 362,996 shares that may be acquired within 60 days of April 1, 2006 upon the exercise of options.

(7)	Includes 374,595 shares that may be acquired within 60 days of April 1, 2006 upon the exercise of options.

(8)	Includes 90,000 shares that may be acquired within 60 days of April 1, 2006 upon the exercise of options.

(9)	Consists entirely of shares that may be acquired within 60 days of April 1, 2006 upon the exercise of options.

(10)	Consists entirely of shares that may be acquired within 60 days of April 1, 2006 upon the exercise of options.

(11)	Consists entirely of shares that may be acquired within 60 days of April 1, 2006 upon the exercise of options.

(12)	Consists entirely of shares that may be acquired within 60 days of April 1, 2006 upon the exercise of options.

(13)	Includes 30,000 shares that may be acquired within 60 days of April 1, 2006 upon the exercise of options.

(14)	Consists of notes (4) through (13). Includes 2,449,557 shares that may be acquired within 60 days of April 1, 2006 upon the exercise of options.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
           Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, our executive officers and persons who own beneficially more than 10% of our common stock file initial reports of ownership and changes in ownership of our securities with the SEC. Section 16(a) also requires these individuals to furnish us with copies of all Section 16(a) reports that they file.
           To our knowledge, based solely on a review of the copies of Form 3 and Form 4 reports furnished to us pursuant to Rule 16a-3(e) and written representations that no other reports were required, we believe that during our 2005 fiscal year, our directors, executive officers, and 10% beneficial owners complied with all applicable Section 16(a) filing requirements.
PROPOSAL 1
ELECTION OF DIRECTORS
General
           In accordance with our by-laws, our Board of Directors has fixed the number of directors at seven for the coming year. Our Board of Directors is divided into three classes, with the members of each class elected for three-year terms and the term for each class expiring in successive years.
           At the meeting, two Class III directors will be elected to hold office for three years until their respective successors are duly elected and qualified. Our Board of Directors has nominated Arthur T. King, Ph.D. and Richard A. Franco, R.Ph. for election for terms expiring in 2009. Both Dr. King and Mr. Franco are current directors and each has consented to serve, if elected. In the event that either Dr. King or Mr. Franco is unable to serve as a director, the shares represented by proxy will be voted for the person(s), if any, designated by our Board of Directors to replace Dr. King and/or Mr. Franco. In the event that a vacancy occurs during either of their three-year terms, such vacancy may be filled by our Board of Directors for the remainder of the full term.
           Pursuant to a stock purchase agreement with an existing stockholder dated September 26, 2000, that stockholder may designate one director to our Board, but has not exercised this right. This right will expire at such time as the stockholder’s ownership of our common stock falls below certain thresholds.
           Under our by-laws, directors must be elected by a plurality of votes cast. Abstentions, votes withheld and broker non-votes will not be treated as votes cast and, therefore, will not affect the outcome of the election.
           The following table contains information as of April 1, 2006 about the nominees for election to the Board of Directors and about each other person whose term of office as a director will continue after the meeting.

			Present
	Business Experience During Past Five	Director	Term
Name and Age	Years and Other Directorships	Since	Expires

Nominees for Director: Class III Directors

Arthur T. King, Ph.D. Age: 68	Dr. King has served as a Tenured Professor of Economics at Winston-Salem State University in North Carolina since 1995 and was formerly the Dean of the School of Business and Economics at such institution. From 1993 until 1994, Dr. King served as an American Council on Education Fellow at Duke University. From 1982 until 1995, Dr. King was a Tenured Professor of Economics at Baylor University, where he taught graduate and undergraduate courses in microeconomic and macroeconomic theory, as well as such courses as managerial economics and public finance. Dr. King retired from the United States Air Force in 1982 at the rank of Lieutenant Colonel after serving continuously on active duty from 1962 until 1982. While in the Air Force, Dr. King held such positions as Associate Professor of Economics and Deputy Head at the Air Force Institute of Technology, Strategic Plans Analyst and Energy Economist, and Assistant Professor of Economics at the United States Air Force Academy. Dr. King received a B.S. in biology from Tuskegee University, an M.S. in economics from South Dakota State University, and a Ph.D. in economics from the University of Colorado. In addition, Dr. King serves on the Board of Regents of Wartburg College and on the Board of Directors of Hospice and Palliative Care of Winston-Salem.	2003	2006

			Present
	Business Experience During Past Five	Director	Term
Name and Age	Years and Other Directorships	Since	Expires

Richard A. Franco, R. Ph Age: 64	Mr. Franco is the President of DARA BioSciences, Inc., a biopharmaceutical company. He also serves as President of The Richards Group, Ltd., a healthcare marketing consulting firm located in Raleigh, North Carolina. Mr. Franco has served on the boards of EntreMed, Inc., Amarillo Biosciences, Inc., and LipoScience, Inc. He presently serves as a Director of Salix Pharmaceuticals, Ltd., a specialty pharmaceuticals company, Dara BioSciences Inc., a private bio-pharmaceuticals company, and The National Association of Corporate Directors (“NACD”). Mr. Franco served as Chairman of the Board for LipoScience from May 1997 to October 2002, as well as Chief Executive Officer and President from November 1997 to September 2001. Prior to co-founding LipoScience, he was President and Chief Executive Officer and Director of Trimeris, Inc. (“Trimeris”), a biopharmaceutical company. Prior to joining Trimeris, Mr. Franco held several senior executive positions and served on the Executive Committee of Glaxo, Inc. (“Glaxo”), an international pharmaceutical company, from 1983 to 1994, including Vice President and General Manager of Glaxo Dermatology, Vice President and General Manager of Cerenex Division, Vice President of Corporate Development and Vice President of Marketing. Prior to joining Glaxo, Mr. Franco worked in various executive positions over a 16-year period with Eli Lilly and Company. Mr. Franco received his B.S. in Pharmacy from St. John’s University and did his graduate work in marketing and management at Long Island University.	2003	2006

Continuing Directors: Class I Directors

Robert E. Curry, Ph.D. Age: 59	From July 1, 2002, Dr. Robert Curry has served as a venture partner at Alliance Technology Ventures, based in Atlanta. From July 1, 2001 to July 1, 2002, Dr. Curry was engaged as a consultant to DLJ Capital Corporation, a wholly-owned subsidiary of Credit Suisse First Boston (USA), Inc. (“CSFB”). He joined the Sprout Group (“Sprout”), a submanager of various venture capital funds within the CSFB organization, as a general partner in May 1991. Prior to joining Sprout, Dr. Curry served in various capacities with Merrill Lynch R&D Management and Merrill Lynch Venture Capital from 1984, including as president of both organizations from January 1990 to May 1991. Previously, Dr. Curry was a Vice President of Becton, Dickinson and Company, a pharmaceutical company, from May 1980 to July 1984, and General Manager of Bio-Rad Laboratories Inc.’s Diagnostics Systems Division, a clinical diagnostic and life sciences research company, from August 1976 to May 1980. He currently is a director of Emerald BioAgriculture, Inc., SensysMedical, Inc., Pathology Partners, Inc., Genopfix Inc. and Aperon BioSystems Inc, and the Chairman of the Board and a Trustee of Keck Graduate Institute, a not for profit organization. He is also currently the acting Chief Executive Officer of SensysMedical, Inc. Dr. Curry received a B.S. from the University of Illinois, and a M.S. and Ph.D. in chemistry from Purdue University.	1996	2007

			Present
	Business Experience During Past Five	Director	Term
Name and Age	Years and Other Directorships	Since	Expires

Paul R. Sohmer, M.D. Age: 57	Dr. Sohmer has served as our Chairman of the Board since November 2000 and as our President and Chief Executive Officer since June 2000. Prior to joining us, Dr. Sohmer served as the President and Chief Executive Officer of Neuromedical Systems, Inc., a supplier of cytology screening and anatomic pathology diagnostic equipment and services to laboratories, from 1997 through 1999. From 1996 until 1997, Dr. Sohmer served as President of a consulting firm which he founded. From 1993 to 1996, he served as President and Chief Executive Officer of Genetrix, Inc., a genetic services company based in Scottsdale, Arizona. From 1991 through 1993, Dr. Sohmer was the Corporate Vice President of Professional Services and President of the Professional Services Organization for Nichols Institute, a clinical laboratory company, where he was responsible for sales, marketing, information systems, logistics, and clinical studies. From 1985 until 1991, Dr. Sohmer served as the President and Chief Executive Officer of Pathology Institute in Berkeley, California, during which time he founded and served as Medical Director of the Chiron Reference Laboratory. Dr. Sohmer received a B.A. degree from Northwestern University and an M.D. from Chicago Medical School.	2000	2007

Continuing Directors: Class II Directors

Haywood D. Cochrane, Jr. Age: 57	Mr. Cochrane currently serves as Vice-Chairman of I-trax, Inc., one of the nation’s largest health and productivity companies. Mr. Cochrane served as the Chief Executive Officer of CHD Meridian Corporate Healthcare (“CHD Meridian”), a national provider of employer-sponsored healthcare services to large and mid-sized employers, in Nashville, Tennessee from February 1997 until its acquisition by I-trax, Inc. in March 2004. Prior to joining CHD Meridian, Mr. Cochrane served as a consultant to Laboratory Corporation of America Holdings (“LabCorp”), a national clinical laboratory testing company. From April 1995 to November 1996, he was Executive Vice President, Chief Financial Officer and Treasurer of LabCorp. Mr. Cochrane was an employee of National Health Laboratories, Inc. (“NHL”) from June 1994 to April 1995, following NHL’s acquisition of his former employer Allied Clinical Laboratories, Inc. (“Allied”). Mr. Cochrane was President and Chief Executive Officer of Allied from its formation in 1989 until its acquisition by NHL in June 1994. He is a director of I-trax, Inc. and EV 3 , both public companies, and American Esoteric Laboratories, Inc., a private company. Mr. Cochrane received a B.A. in political science from the University of North Carolina at Chapel Hill.	1999	2008

			Present
	Business Experience During Past Five	Director	Term
Name and Age	Years and Other Directorships	Since	Expires

Robert L. Sullivan Age: 69	Mr. Sullivan is retired from Chiron Diagnostics Corporation, a manufacturer and marketer of medical diagnostic equipment and supplies, where from 1995 to March 1999 he served as Senior Vice President, Finance and Chief Financial Officer. From 1985 to 1995, Mr. Sullivan served as Senior Vice President, Finance and Chief Financial Officer of CIBA Corning Diagnostics Corp. From 1962 to 1985, Mr. Sullivan held several operating and financial positions with Corning, Inc., including Assistant Treasurer from 1981 to 1985, European Financial Manager from 1978 to 1981, General Manager of Corning Medical Europe from 1975 to 1978, and Controller of Corning International from 1971 to 1975. Mr. Sullivan received a B.S. in industrial administration from Yale University and an MBA from the Harvard Business School.	2002	2008

Gail F. Lieberman Age: 62	Currently, Ms. Lieberman is managing partner of Rudder Capital LLC, an advisory and consulting firm serving middle market companies in the services sector. She oversees buy-side, sell-side, consulting and recruiting assignments for business information and services, financial, media and consumer companies. Ms. Lieberman has over 25 years experience in key executive positions. From 1996 to 1999, Ms. Lieberman served as chief financial officer of the Financial and Professional Publishing Group, a division of The Thomson Corporation, a public information services company. From 1994 to 1996, Ms. Lieberman was vice president, managing director and chief financial officer of Moody Investor’s Services, Inc. In addition, Ms. Lieberman spent 11 years with Scali, McCabe, Sloves, Inc., a global advertising agency, serving as executive vice president and chief financial officer. In addition, Ms. Lieberman serves on the Board of Directors of I-trax, Inc. and TransTechnology Corporation.	2005	2008
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ARTHUR T. KING, PH.D. AND RICHARD A. FRANCO, R.PH. AS CLASS III DIRECTORS.
Board and Committee Matters
           Independence. Our Board of Directors has determined that each of the current directors, including those standing for re-election, are independent directors as defined by applicable Nasdaq National Market standards governing the independence of directors, except for Paul R. Sohmer, M.D., our Chairman, President and Chief Executive Officer.
           Lead Independent Director. The Board has designated Haywood D. Cochrane to act as the lead independent director of the Board, to act in a lead capacity to coordinate the activities of the other independent directors and carry out such other duties as the Board may determine until the end of his current term as a director and until his or her successor is designated, or until his or her earlier death, resignation, retirement or removal. Among the responsibilities of the lead independent director are the following:

•	call, and act as the presiding director at, meetings of the independent directors, and develop the agenda for such meetings;

•	act as principal liaison between the independent directors and the Chairman (and if different, the Chief Executive Officer) on sensitive issues;

•	advise the Chairman as to an appropriate schedule of Board meetings, seeking to ensure that the independent directors can perform their duties effectively and responsibly while not interfering with on-going operations of the Company;

•	provide the Chairman with input as to the preparation of the agendas for Board and Board committee meetings;

•	advise the Chairman as to the quality, quantity and timeliness of the information flow from management that is necessary for the independent directors to perform their duties effectively and responsibly; and

•	recommend to the Chairman the retention of advisors and consultants who report directly to the Board.
           Board Meetings and Committees. Our Board of Directors held six (6) meetings and acted by unanimous written consent twice during 2005. Each of the directors then in office attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of the committees of the Board of Directors on which such director then served. Directors are encouraged to attend the annual meeting of stockholders, but they are not required to do so. In 2005, each of the six (6) directors on the Board at the time attended the annual meeting of stockholders.
           Stockholder Communications. Any stockholder wishing to communicate with the Company’s Board of Directors, a particular director or any committee of the Board of Directors may do so by sending written correspondence to the Company’s principal executive offices, c/o Investor Relations or General Counsel, TriPath Imaging, Inc., 780 Plantation Drive, Burlington, North Carolina 27215. All such communications will be delivered to the Board of Directors or the applicable director or committee chair.
           Our Board of Directors has three standing committees: the Audit Committee, Compensation Committee and Nominating and Governance Committee.
           Audit Committee. We have a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee assists our Board of Directors in the discharge of its duties and responsibilities by selecting, evaluating and overseeing our independent auditors, and providing our Board of Directors with an independent review of our financial health and financial reporting systems. The Audit Committee reviews the general scope of our annual audit, the fees charged by our independent auditors, the financial reports we provide, our internal accounting and financial controls, and our disclosure controls and procedures. The Audit Committee held eight (8) meetings in 2005. The Audit Committee operates under a written charter adopted by our Board of Directors on April 27, 2000 and amended on April 22, 2002 and May 7, 2003. A copy of our Audit Committee Charter is available on our website at www.tripathimaging.com.
           The members of the Audit Committee are Haywood D. Cochrane, Jr. (Chair), Gail F. Lieberman and Robert Sullivan. Our Board of Directors has concluded that each member of the Audit Committee satisfies the independence, financial literacy and expertise requirements as defined by applicable Nasdaq National Market standards governing the qualifications of Audit Committee members. Additionally, our Board of Directors has determined that Ms. Lieberman and Messrs. Cochrane and Sullivan each qualify as an audit committee financial expert under the rules of the SEC.
           The Board has adopted a policy of auditor rotation and of ongoing review of the audit rotation policy of the Company’s then current independent auditor. The Board has also submitted for shareholder ratification the Company’s selection of an independent registered public accounting firm as the Company’s independent auditor for 2006.
           Compensation Committee. The members of the Compensation Committee are Robert Curry, Ph. D. (Chair), Arthur T. King, Ph.D. and Richard Franco, R. Ph. The Compensation Committee reviews and approves, or recommends to the Board of Directors for approval, the compensation paid to all of our executive officers, including our Chief Executive Officer. Our Compensation Committee’s responsibilities include reviewing the performance of our Chief Executive Officer and our other executive officers and making determinations as to their cash and equity-based compensation and benefits, and administering employee stock option grants, SARs and stock awards made under the 1996 Equity Plan. The Compensation Committee administers the 2001 Employee Stock Purchase Plan. Annually, the Compensation Committee sets performance goals for the Bonus Plan for the current year, and determines payments earned pursuant to the prior year’s Bonus Plan. The committee also reviews and makes recommendations to the Board with respect to the compensation of directors, including equity-based compensation. Our Compensation Committee held four (4) meetings and acted by unanimous written consent twice in 2005. Our Compensation Committee operates under a written charter adopted by our Board of Directors on January 29, 2004, which is available on our website at www.tripathimaging.com.
           Nominating and Governance Committee. Our Nominating and Governance Committee has been constituted to identify individuals qualified to become Board members and to recommend to the Board the director nominees for annual meetings of stockholders and candidates to fill vacancies on the Board. Additionally, the committee recommends to the Board the directors to be appointed to Board committees. The Nominating and Governance Committee consists of Arthur T. King, Ph.D. (Chair), Richard Franco, R.Ph. and Robert Sullivan, each of whom the Board has determined meets the independence requirements as defined by applicable Nasdaq National Market standards governing the independence of directors. The Nominating and Governance Committee held three (3) meetings during 2005. The Nominating and Governance Committee operates pursuant to a written charter, which is available on our web site at www.tripathimaging.com.
           Corporate Governance Guidelines. The Nominating and Governance Committee recommends to the Board corporate governance guidelines applicable to the Board and to the Company and oversees the effectiveness of our corporate governance in accordance with those guidelines. In July 2005 the Board adopted amendments to the guidelines, including policies (i) limiting the number of public company boards that directors may serve on, (ii) requiring that Board members offer for consideration their resignation to the Board should they change their primary job responsibility and (iii) establishing a lead independent director position, which is described above. Our Corporate Governance Guidelines are available on our web site at www.tripathimaging.com. The board of directors has approved a CEO succession plan for different contingencies and regularly reviews this plan.
           Director Candidates. The Nominating and Governance Committee will consider candidates for Board membership suggested by its members and other Board members. In selecting nominees for directors, the Nominating and Governance Committee will also consider candidates recommended by stockholders in substantially the same manner and using substantially the same criteria as candidates recruited by the committee and/or recommended by the Board. Any stockholder wishing to recommend a potential director to the committee should submit the candidate’s name, qualifications, experience and background, including a written statement by the candidate that the candidate consents to serve if elected, to the “TriPath Imaging Nominating and Governance Committee,” c/o Investor Relations or General Counsel, TriPath Imaging, Inc., 780 Plantation Drive, Burlington, North Carolina 27215.
           In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Governance Committee will apply various criteria it may establish from time to time, including:

•	whether the prospective nominee meets the independence requirements defined under applicable Nasdaq National Market listing standards;

•	the extent to which the prospective nominee’s skills, experience, background and perspective adds to the range of talent appropriate for the Board and whether such attributes are relevant to our industry;

•	the prospective nominee’s ability to dedicate the time and resources sufficient for the diligent performance of Board duties; and

•	the extent to which the prospective nominee holds any position that would conflict with responsibilities to the Company.

           The committee does not assign specific weight to particular criteria. We believe that the qualifications of our directors, as a group, should provide a mix of experience, knowledge, ability and background that will allow the Board to fulfill its responsibilities.
Director Compensation
           Our non-employee directors who beneficially own (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended) less than 3% of our outstanding common stock receive the following compensation package:

•	$18,000 per year for service as a director, payable quarterly;

•	a per board meeting fee of $2,500, a per committee meeting fee of $1,000, and reimbursement of reasonable expenses incurred in connection with attending or otherwise participating in meetings of the directors and committees of the Board;

•	the Company’s lead independent director will receive an annual fee of $25,000 for service as such:

•	the chair of the Company’s Audit Committee will receive an annual fee of $8,000, payable quarterly, for service as such; and

•	the chairs of the Company’s Compensation Committee and Nominating and Governance Committee will each receive an annual fee of $5,000, payable quarterly, for service as committee chair.
           In addition, our directors receive compensation for their service on our Board of Directors pursuant to the 1997 Director Plan, which (a) our Board of Directors and stockholders adopted in June 1997 and amended in June 2000 and May 2004, (b) our board of directors amended in May 2005, and (c) is the subject of a proposed amendment described in this proxy statement. All of our directors who (1) are not our employees and (2) do not beneficially own 3% or more of our outstanding stock (the “Eligible Directors”), are currently eligible to participate in the 1997 Director Plan. The Board of Directors may by resolution determine that any otherwise eligible director shall not receive awards under the 1997 Director Plan. There are currently 450,000 shares of common stock reserved for issuance under the 1997 Director Plan, and subject to stockholder approval at the 2006 Annual Meeting of Stockholders, 600,000 shares will be reserved for issuance under the plan.
           Currently under the 1997 Director Plan, each time an Eligible Director is elected or re-elected, such director is granted automatically an option to purchase 30,000 shares of our common stock. Such options become exercisable in the following installments and at the following exercise prices:

•	50% shall become exercisable on December 31 of the year in which the grant is made, at an exercise price equal to the closing price of the Company’s Common Stock as reported on the Nasdaq National Market on the last trading date prior to the date of grant (the “First Price”);

•	16.67% shall become exercisable on the first anniversary of the date of grant, at an exercise price equal to the First Price;

•	16.67% shall become exercisable on the second anniversary of the date of grant, at an exercise price equal to the First Price multiplied by 1.05 (the “Second Price”); and

•	16.66% shall become exercisable on the third anniversary of the date of grant, at an exercise price equal to the Second Price multiplied by 1.05;
in each case, if and only if the director is still serving on our Board of Directors at the opening of business on that day. Each option has a term of ten years. The exercise price may be paid in cash, shares of common stock or a combination of both.
           Subject to stockholder approval of the proposed amendment to the 1997 Director Plan at the 2006 Annual Meeting of Stockholders, commencing with the directors elected or re-elected at that meeting, each time an Eligible Director is elected or re-elected, such director will be granted automatically free-standing stock-settled stock appreciation rights, or SARs, relating to 30,000 shares of our common stock. Such SARs will become exercisable in the following installments and with the following exercise prices:

•	50% shall become exercisable on December 31 of the year in which the grant is made, with an exercise price equal to the closing price of the Company’s Common Stock as reported on the Nasdaq National Market on the last trading date prior to the date of grant (the “First Base Price”);

•	16.67% shall become exercisable on the first anniversary of the date of grant, with an exercise price equal to the First Base Price;

•	16.67% shall become exercisable on the second anniversary of the date of grant, with an exercise price equal to the First Base Price multiplied by 1.05 (the “Second Base Price”); and

•	16.66% shall become exercisable on the third anniversary of the date of grant, with an exercise price equal to the Second Base Price multiplied by 1.05;
in each case, if and only if the director is still serving on our Board of Directors at the opening of business on that day. Each grant of SARs will have a term of ten years. Pursuant to the terms of the SARs, the SARs will be settled in stock when exercised.
PROPOSAL 2
AMENDMENT OF THE 1996 EQUITY INCENTIVE PLAN
General
           On November 22, 1996, our Board of Directors approved the 1996 Equity Plan and subsequently approved an amendment to the plan on May 19, 1997. On June 26, 1997, our stockholders adopted and approved the 1996 Equity Plan, as amended, and we reserved 2,086,325 shares of common stock for issuance under the plan. On May 26, 1999, June 1, 2000, May 23, 2002 and May 20, 2004, our stockholders approved additional amendments to the 1996 Equity Plan to increase the number of shares of common stock available for issuance by 900,000, 1,585,000, 1,725,000 and 1,700,000 shares, respectively. Currently, the total number of shares that we may issue under the 1996 Equity Plan is 7,996,325 shares, subject to adjustment for stock splits and similar capital changes. As of April 1, 2006, 261,033 shares remained available for future issuances under the 1996 Equity Plan.
Proposed Amendment to the 1996 Equity Plan
           On January 26, 2006, our Board of Directors approved an amendment to the 1996 Equity Plan, subject to stockholder approval, to increase the number of shares issuable under the plan by an additional 1,700,000 shares from 7,996,325 shares to 9,696,325 shares. Our Board of Directors is requesting stockholder approval of (i) the proposed 1,700,000 share increase in order to comply with Nasdaq rules relating to stockholder approval of equity compensation plans and to ensure that all shares of common stock issued pursuant to stock option awards under the 1996 Equity Plan may be treated as ISOs under the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) a provision that ISOs may be granted no later than a date that is ten years from the date on which the 1996 Equity Plan or any amendment thereto is approved by stockholders of the Company.
           We need additional shares of common stock for use under the 1996 Equity Plan to ensure that a sufficient number of shares of common stock are available for Awards, as defined below, to eligible persons in the future. If this proposed amendment is not approved by the stockholders, no grants of Awards will be made under the 1996 Equity Plan once Awards covering the shares of our common stock currently available under the plan are granted. The proceeds we receive from the exercise of options under the plan are used for our general corporate purposes.

Summary of the 1996 Equity Plan
           This summary of our 1996 Equity Plan is qualified in its entirety by reference to the full text of the plan, as proposed to be amended, which is included as Appendix A to this proxy statement.
           The purpose of the 1996 Equity Plan is to attract and retain employees, directors and consultants and to provide an incentive for these persons to achieve long-range performance goals. The 1996 Equity Plan permits us to grant equity awards, referred to as Awards, to our employees and consultants, including the following basic types of awards:

•	Stock Options. We may grant options to purchase shares of common stock that are either ISOs eligible for the special tax treatment described below, or nonstatutory stock options (“NSOs”). No ISO may have an exercise price that is less than the fair market value of the common stock on the date of grant. An option may be exercised by the payment of the option price in cash or, to the extent permitted by the Compensation Committee at or after the grant of the Option, by delivery of shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their fair market value on the date of delivery or retention, or such other lawful consideration as the committee may determine.

•	Stock Appreciation Rights. We may grant Stock Appreciation Rights, where the participant receives cash (a “cash-settled SAR”), shares of common stock (a “stock-settled SAR”), other property, or a combination thereof, as determined by the Compensation Committee, equal in value to the difference between the exercise price of the SAR and the fair market value of the associated common stock on the date of exercise. SARs may be granted in tandem with options (at or after award of the option) or “free-standing” (alone and unrelated to an option). SARs in tandem with an option terminate to the extent that the related option is exercised, and the related option terminates to the extent that the tandem SAR is exercised. The exercise price of a SAR may not be less than the fair market value of the common stock on the date of grant or, in the case of a tandem SAR, the exercise price of the related option.

•	Restricted Stock. We may grant shares of common stock that are only earned if specified conditions, such as completing a term of employment or satisfying pre-established performance goals, are met and that are otherwise subject to forfeiture.
To date, we have granted only ISOs, NSOs and restricted stock under the 1996 Equity Plan and in recent years have granted only stock options. However, beginning with the annual grants that we intend to make in May 2006, we intend to issue free-standing stock-settled SARs instead of stock options because of the likelihood that SARs will result in less dilution upon settlement than options with similar economic value. The SARs will be subject to the terms, including exercise price and the conditions and limitations applicable to the exercise thereof, provided for in the plan and applicable stock appreciation right agreement. If the proposed amendment is approved by the stockholders, a total of 9,696,325 shares of common stock will be reserved for issuance under the 1996 Equity Plan.
           Currently, the total number of shares that are authorized for issuance under the 1996 Equity Plan is 7,996,325 shares, subject to adjustment for stock splits and similar capital changes, of which 7,735,292 shares are represented by Awards that have been exercised or are currently outstanding. Accordingly, as of April 1, 2006, 261,033 shares remained available for future issuances under the 1996 Equity Plan. As of April 1, 2006, Awards representing an aggregate of 9,546,212 shares of common stock had been granted or awarded; however, Awards representing 1,810,920 shares of common stock have been cancelled prior to being exercised, have expired, or have been settled in a manner that resulted in fewer shares outstanding than were awarded and hence returned to the available pool, resulting in 7,735,292 shares represented by Awards that have been exercised or are currently outstanding. The closing price of our common stock as reported by the Nasdaq National Market on April 3, 2006 was $6.77.

Administration and Eligibility
           The 1996 Equity Plan is administered by the Compensation Committee of our Board of Directors. Subject to certain limitations, our Compensation Committee may delegate to one or more of our executive officers the power to make awards to participants who are not our executive officers subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, or who are “covered employees” for purposes of Section 162(m) of the Code. All employees, directors and consultants of the Company and its affiliates capable of contributing significantly to the successful performance of the Company, other than any persons who have irrevocably elected not to be eligible, are eligible to participate in the 1996 Equity Plan. ISOs may be granted only to persons eligible to receive such options under federal tax laws. As of April 1, 2006, there were approximately 346 employees and directors eligible to participate in the 1996 Equity Plan.
           Awards under the 1996 Equity Plan are granted at the discretion of our Board of Directors or its Compensation Committee, either of which may determine the recipients and establish the terms and conditions of each Award, including the exercise price, the form of payment of the exercise price, the number of shares subject to the Award and the time at which such options become exercisable. Although each of our Board of Directors and its Compensation Committee has discretion in granting Awards, the exercise price of any ISO may not be less than 100% of the fair market value of our common stock on the date of the grant. NSOs and SARs also are generally granted at fair market value. The maximum number of shares subject to Awards that may be granted to any participant within any fiscal year may not exceed 1,000,000 shares. The term of any ISO granted under the 1996 Equity Plan may not exceed ten years, and no ISO may be granted under the 1996 Equity Plan more than ten years from the date of stockholder approval of the 1996 Equity Plan or any amendment thereto. When a participant’s employment is terminated, vested options and SARs are generally cancelled if not exercised within a specified time. An option holder may not transfer an ISO granted under the 1996 Equity Plan other than by will or the laws of descent and distribution. Other Awards are transferable to the extent provided by our Board of Directors or our Compensation Committee.

Equity Awards Granted Under the 1996 Equity Plan
           The following table presents information with respect to options granted under the 1996 Equity Plan since its adoption through December 31, 2005 to:

•	the Named Executive Officers (as defined in “Executive Compensation” below);

•	all executive officers as a group;

•	all non-employee directors as a group; and

•	all non-executive officer employees as a group.

           Amounts of future awards under the 1996 Equity Plan are not determinable because, under the terms of the 1996 Equity Plan, these grants are made at the discretion of our Board of Directors or our Compensation Committee. The following table sets forth the number of Awards received to date pursuant to the 1996 Equity Plan by the persons and groups so listed.

Stock
Name	Option Awards

Paul R. Sohmer, M.D.	1,235,517
President and Chief Executive Officer
Stephen P. Hall	221,034
Senior Vice President and Chief Financial Officer
Ray W. Swanson, Jr.	384,389
Senior Vice President, Commercial Operations
Johnny D. Powers, Ph.D.	370,497
Senior Vice President and General Manager, TriPath Oncology
Executive Officer Group (4 persons)	2,211,437
Non-Employee Director Group (6 persons)	—
Non-Executive Officer Employee Group (336 persons)	7,334,775
           The following table provides information about the securities authorized for issuance under all of our equity compensation plans as of December 31, 2005:

Number of securities
	Number of securities		remaining available for
	to be issued	Weighted-average	future issuance under
	upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	7,421,734 (1)	$7.82	11,080,049 (2)
Equity compensation plans not approved by security holders	—	—	—

Total:	7,421,734 (1)	$7.82	11,080,049 (2)

(1)	This table excludes an aggregate of 134,831 shares issuable upon exercise of outstanding options assumed by us in connection with the acquisition of NeoPath, Inc. in September 1999. The weighted-average exercise price of the excluded options is $12.43.

(2)	Includes 777,282 shares issuable under our 2000 Employee Stock Purchase Plan, all of which are issuable in connection with the current offering period which ends on June 30, 2006, assuming maximum participation of all employees to the extent permitted.

Federal Income Tax Consequences

Incentive Stock Options
           An optionee does not realize taxable income upon the grant or exercise of an ISO under the 1996 Equity Plan. If the optionee holds the shares issued upon exercise of an ISO for at least:

•	two years from the date of grant; and

•	one year from the date of exercise,
then upon sale of the shares, any amount realized in excess of the exercise price is taxed to the optionee as long-term capital gain and any loss sustained will be long-term capital loss. In that event, we may not take a deduction for federal income tax purposes. The exercise of an ISO gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

           If the optionee disposes of shares of common stock acquired upon the exercise of an ISO before the end of either of the prescribed holding periods, known as a “disqualifying disposition,” then the optionee realizes ordinary income in the year of disposition to the extent that the fair market value of the shares on the date of exercise (or, if less the amount realized on the sale) exceeds the exercise price, and we would be entitled to deduct that amount. Any further gain realized by the optionee would be taxed as a short-term or long-term capital gain and would not result in any deduction for us. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an ISO.

Nonstatutory Stock Options
           An optionee does not realize income at the time a NSO is granted. Upon exercise of the option, the optionee realizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. We would receive a tax deduction for the same amount. Upon disposition of the shares, any appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any deduction for us.
           An optionee who receives any accelerated vesting or exercise of options or stock appreciation rights or accelerated lapse of restrictions on restricted stock in connection with a change in control might be deemed to have received an “excess parachute payment” under federal tax law. In this case, the optionee may be subject to an excise tax, and we may be denied a tax deduction.

Stock Appreciation Rights
           No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares received (in the case of stock-settled SARs) or cash received (in the case of cash-settled SARs) generally will be taxable as ordinary income to the holder in the year of such exercise. We generally will be entitled to a compensation deduction in the same amount, and at the same time, that the holder recognizes ordinary income in connection with a SAR exercise.

Restricted Stock.
           Generally, a recipient will be taxed at the time the conditions to earning the award are met. The excess of the fair market value of the shares at that time over the amount paid, if any, by the recipient for the shares will be treated as ordinary income. The recipient may instead elect at the time of grant to be taxed (as ordinary income) on the excess of the then fair market value of the shares over the amount paid, if any, for the shares. In either case, we receive a tax deduction for the amount reported as ordinary income to the recipient. Upon disposition of the shares, any appreciation or depreciation after the taxable event is treated as a short- or long-term capital gain or loss and will not result in any further deduction by us.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1996 EQUITY PLAN.
PROPOSAL 3
AMENDMENT OF THE 1997 DIRECTOR STOCK OPTION PLAN

General
           The 1997 Director Plan was adopted by our Board of Directors and approved by our stockholders on June 27, 1997 and we reserved 100,000 shares of common stock for issuance under the plan. On June 1, 2000, our stockholders approved amendments to the 1997 Director Plan to (i) increase the number of shares of common stock available for issuance by 200,000 shares, (ii) alter the eligibility requirements, and (iii) amend the size and vesting schedule of the automatic grants to newly elected and re-elected directors. On May 20, 2004 our stockholders approved an amendment to increase the number of shares of common stock available for issuance by 150,000 shares to 450,000 shares. On May 31, 2005 our Board approved an amendment to (i) change the vesting schedule of options automatic granted and (ii) increase the exercise price for one third of the options so granted. As of April 1, 2006, 120,000 shares remained available for future issuance under the 1997 Director Plan.

Proposed Amendment to the 1997 Director Plan
           Our Board of Directors is requesting stockholder approval of a proposal to (i) increase the number of shares of common stock issuable under the 1997 Director Plan by 150,000 shares from 450,000 shares to 600,000 shares, (ii) provide that stand-alone, stock-settled SARs be granted under the 1997 Director Plan rather than stock options, (iii) provide that SARs may be granted under the 1997 Director Plan until May 31, 2016 and (iv) provide that when awards are settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such awards, to the extent of such decrease, shall again be available for awards under the plan.
           On January 26, 2006, our Board of Directors approved an amendment to the 1997 Director Plan, subject to stockholder approval, to increase the number of shares issuable under the 1997 Director Plan by an additional 150,000 shares from 450,000 shares to 600,000 shares. We need additional shares of common stock for use under the 1997 Director Plan to ensure that a sufficient number of shares of common stock are available for awards to Eligible Directors, as defined below, in the future. If this proposed amendment is not approved by the stockholders, no grants of awards will be made under the 1997 Director Plan once awards covering the shares of our common stock currently available under the 1997 Director Plan are granted. The proceeds we receive from the exercise of options under the 1997 Director Plan are used for our general corporate purposes.
           On January 26, 2006, our Board of Directors also approved an amendment to the 1997 Director Plan, subject to stockholder approval, to provide that the Company shall issue free-standing stock-settled SARs under the plan instead of stock options. SARs granted under the 1997 Director Plan will be subject to the terms, including exercise price and the conditions and limitations applicable to the exercise thereof, provided for in the plan and applicable stock appreciation rights agreement. The exercise price, vesting schedule and term of the SARs shall resemble the equivalent terms currently provided for in relation to automatic stock option grants under the 1997 Director Plan. Upon exercise, SARs will entitle the participant to receive shares of common stock of the Company with an aggregate fair market value (at the time of exercise) equal to the product of (i) the amount by which the fair market value of a share of common stock on the exercise date exceeds the applicable exercise price and (ii) the number of SARs exercised. SARs will not be granted in tandem with another award, but will instead be free-standing. If SARs granted under the 1997 Director Plan lapse, terminate or otherwise become unexercisable, or are settled in a manner that results in fewer shares outstanding than were awarded, the shares of Common Stock which were reserved for such Awards shall again be available for the grant of Awards under the 1997 Director Plan. The Company believes that this amendment will allow it to provide grantees with similar economic value to that which options would provide while likely resulting in less dilution upon settlement than options.

Summary of the 1997 Director Plan
           This summary of our 1997 Director Plan is qualified in its entirety by reference to the full text of our 1997 Director Plan, as proposed to be amended, which is included as Appendix B to this proxy statement.
           The purpose of the 1997 Director Plan is to attract and retain qualified persons to serve as directors of our board and to encourage ownership of our common stock by such directors. Currently, automatic grants of NSOs may be made under the 1997 Director Plan for a total of 450,000 shares of our common stock, subject to adjustment for stock splits and similar capital changes, to Eligible Directors, as defined below. As of April 1, 2006, option grants representing an aggregate of 370,000 shares of common stock had been granted under the 1997 Director Plan, while grants representing 40,000 shares of common stock had been cancelled or expired, leaving 120,000 shares represented by grants outstanding or exercised. Accordingly, as of April 1, 2006, 120,000 shares remained available for future issuances under the 1997 Director Plan.

Administration and Eligibility
           Awards made pursuant to the 1997 Director Plan are intended to be “formula awards.” Directors eligible to participate in the 1997 Director Plan (“Eligible Directors”) include any director who is not: (i) an employee of the Company or (ii) a beneficial owner (as calculated pursuant to Rule 13(d)-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of 3% or more of our outstanding common stock. The Board of Directors may by resolution determine that any otherwise eligible director shall not receive grants of stock options under the 1997 Director Plan. Currently, Haywood Cochrane, Jr., Robert Curry, Richard Franco, Arthur King, Gail Lieberman and Robert Sullivan are Eligible Directors.
           The 1997 Director Plan currently provides that each time an Eligible Director of the Company is elected or re-elected to the Board of Directors, he or she shall automatically be granted options to purchase 30,000 shares of our common stock, subject to the vesting schedule, exercise price and term described above under the caption “Director Compensation.” Subject to stockholder approval, future awards under the 1997 Director Plan will automatic grants of SARs relating to 30,000 shares of our common stock having the vesting schedule, exercise price and term described above under the caption “Director Compensation.”
           Amounts of future awards under the 1997 Director Plan are not determinable because, under the terms of the 1997 Director Plan, these grants are made automatically only when a director is elected or re-elected. The following table sets forth the number of Awards received pursuant to the 1997 Director Plan by the persons and groups so listed.

Stock
Name	Option Awards

Paul R. Sohmer, M.D.	—
President and Chief Executive Officer
Stephen P. Hall	—
Senior Vice President and Chief Financial Officer
Ray W. Swanson, Jr.	—
Senior Vice President, Commercial Operations
Johnny D. Powers, Ph.D.	—
Senior Vice President and General Manager, TriPath Oncology
Executive Officer Group (4 persons)	—
Non-Employee Director Group (6 persons)	300,000
Non-Executive Officer Employee Group (336 persons)	—
           If they are re-elected to the Board of Directors at the 2006 Annual Meeting of Stockholders, Dr. King and Mr. Franco shall each be granted SARs relating to 30,000 shares of our common stock pursuant to the terms of the 1997 Director Plan, if the proposed amendments to the plan are approved by the stockholders of the Company. In the absence of such stockholder approval, Dr. King and Mr. Franco shall each be granted options to purchase 30,000 shares of our common stock pursuant to the current terms of the 1997 Director Plan.

Federal Income Tax Consequences

Nonstatutory Stock Options
           Options granted under the 1997 Director Plan are NSOs. No income is realized by the director at the time a NSO is granted. Upon exercise, (a) ordinary income is realized by the director in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and (b) we receive a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any deduction by us.

Stock-Settled Stock Appreciation Rights
           No taxable income is generally recognized upon the receipt of a stock-settled SAR, but upon exercise of the SAR the fair market value of the shares received generally will be taxable as ordinary income to the holder in the year of such exercise. We generally will be entitled to a compensation deduction in the same amount, and at the same time, that the holder recognizes ordinary income in connection with a SAR exercise.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1997 DIRECTOR PLAN.
PROPOSAL 4
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
           The Board has selected the firm of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006. Although shareholder approval of the Board’s selection of Ernst & Young LLP is not required by law, the Board believes that it is advisable to give the shareholders an opportunity to ratify this selection. If this proposal is not approved at the 2006 Annual Stockholder Meeting, the Board will investigate the reasons and reconsider the selection of Ernst & Young LLP.
           The firm of Ernst & Young LLP examined the Company’s financial statements for the year ended December 31, 2005. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EXECUTIVE COMPENSATION
           The Compensation Committee Report on Executive Compensation and the tables set forth below provide information about the compensation of our executive officers.
Compensation Committee Report on Executive Compensation
           Our executive compensation policy is designed to increase stockholder value by attracting, retaining and motivating executive officers to maximize performance. Generally, we have set the salaries of our executive officers at slightly below industry averages and provided for significant variable compensation through our cash incentive program and through stock option awards. Stock option grants are key components of the executive compensation program and are intended to provide executives with an equity interest in the Company to link a meaningful portion of the executive’s compensation with the performance of our common stock. We also offer a cash incentive program that grants bonuses based on overall Company performance and personal performance during the year. In addition, we have entered into change in control agreements with our executive officers. Various other benefits include medical, life insurance, retirement savings plans and participation in our Employee Stock Purchase Plan on terms generally available to all of our employees.

Elements of Executive Compensation

Base Salary
           Our policy is to set base salaries of our executives at slightly below industry averages, as determined using relevant compensation surveys for our industry. We review base salaries of our executives on an annual basis and may adjust them in light of the executives’ prior performance, the Company’s performance and independent compensation data for our industry. Base salaries for our executive officers for fiscal year 2005 were determined after considering the base salary level of our executive officers in prior years, and taking into account for each executive officer the amount of base salary as a component of total compensation.

Cash Incentive Compensation
           Annually, the compensation committee establishes a Bonus Plan and determines the appropriate performance targets and payout ranges. The payment ranges, or “bonus targets”, for each executive are expressed as a percentage of base salary determined by the compensation committee. We believe that a cash-based incentive plan is an appropriate means to provide our executive officers with proper incentives and competitive compensation. In 2005, we maintained a cash incentive program for our executive officers in the form of the 2005 Bonus Plan and in 2006, we established a 2006 Bonus Plan. In January 2006, we paid an aggregate of approximately $212,599 in cash incentives to our Chief Executive Officer and the Named Executive Officers as part of their 2005 compensation under the 2005 Bonus Plan. In addition to cash payments, the 2005 Bonus Plan also provided the committee with flexibility to grant stock options as a part of the overall bonus paid to our executive officers, but the bonuses for 2005 were paid in cash only. Under the 2005 Bonus Plan, the payment of bonus compensation was based on the achievement of corporate goals. The objective corporate performance goals for each participant were based on the Company’s 2005 revenues, as well as quarterly and annual earnings per share.
Stock Options and Stock Appreciation Rights
           In general, stock options and stock-settled SARs are granted to our executive officers at the time of their hire and at such other times as we may deem appropriate. Starting with the our annual compensatory option grants in May 2006, we intend to issue stock-settled SARs instead of stock options to executive officers because of the likelihood that SARs will result in less dilution upon settlement than options with similar economic value. In reviewing option and SAR grants, we use the same industry survey data as used in our analysis of base salaries. We base our stock option and SAR award decisions upon a comparison with the equity ownership of officers holding similar positions in other medical technology companies, as well as upon the number of options and shares currently held by the executive and performance factors. In May 2005, we granted 239,325 stock options to purchase common stock to our Chief Executive Officer and the Named Executive Officers as part of their 2005 compensation.
           In granting stock options and stock-settled SARs, it is our goal to align the interests of our management with those of our stockholders. In order to maintain the incentive aspects of these grants, we have determined that a significant percentage of any executive officer’s stock options and SARs should be unvested. Consistent with this determination, we generally grant options, and intend to grant SARs, with a four-tranche three-year vesting period and periodically review individual officer equity holdings. We also issue stock options, and intend to issue stock-settled SARs, in order to lower the overall cash cost of compensation to us and to supplement cash bonuses under the cash incentive program.
Change Of Control Agreements.
           The Company has entered into a Change of Control Agreement with each of our executive officers, including Dr. Sohmer. These Change of Control Agreements provide that in the event that there is both a change in control and a termination of employment within two years of that change in control for reasons other than voluntary resignation or cause, the officer would be entitled to severance compensation. Under the Change of Control Agreement, a resignation by an officer for reasons of a demotion or reduction in compensation, benefits or position, a change in location of more than 100 miles or a failure of the Company to cause any successor to assume the Change of Control Agreement is a termination by us and is not a voluntary resignation. Under the Change of Control Agreements for executive officers other than Dr. Sohmer, if severance compensation is payable, it would consist of (i) the continuation of base salary for eighteen months, (ii) a cash payment equal to one and a half times the bonus paid to such executive officer in the fiscal year preceding the date of termination, and (iii) continuation of our medical, life and other welfare benefits for eighteen months. Under the Change of Control Agreement for Dr. Sohmer, if severance compensation is payable, it would consist of (i) the continuation of base salary for three years, (ii) a cash payment equal to three times the greater of (a) the bonus paid to Dr. Sohmer in the fiscal year preceding the date of termination or (b) the average of the bonuses paid to Dr. Sohmer over the three years preceding the date of termination, and (iii) continuation of our medical, life and other welfare benefits for three years. We would also reimburse Dr. Sohmer for the effects, including federal, state and local income tax consequences, of any excise tax due on severance compensation. Under the Change of Control Agreement for each executive officer, including Dr. Sohmer, in the event that severance is payable, all unvested options held by the executive will become exercisable until termination or expiration in accordance with their terms.
Benefits
           We provide medical, life insurance and retirement savings benefits to our executive officers on terms generally available to all of our employees. Our executive officers also participate in our Employee Stock Purchase Plan, an Internal Revenue Code Section 423 Plan, through which employees may elect to purchase our shares at a discount through salary deductions, on terms available to all of our employees.
Chief Executive Officer Compensation
           From January 1, 2005 through December 31, 2005, we paid Dr. Paul R. Sohmer, our President and Chief Executive Officer, a base salary of $454,120. The increase in Dr. Sohmer’s 2005 base salary from his 2004 base compensation resulted from the Committee’s determination that an increase was merited based on performance as well as to maintain Dr. Sohmer’s salary at the midpoint of a range of chief executive officer salaries in comparable companies reviewed by the Committee. In May 2005, the Committee awarded Dr. Sohmer options to purchase 60,245 shares of common stock. This award was based on Dr. Sohmer’s part of an overall corporate grant under a long-term compensation plan. In January 2006, we made an award consisting of $87,720 in cash to Dr. Sohmer under our 2005 Bonus Plan as part of his compensation for fiscal year 2005. This award was based on the Company’s 2005 revenues, as well as quarterly and annual earnings per share, and Dr. Sohmer’s personal performance as Chief Executive Officer. Our cash incentive program, which consisted of the 2005 Bonus Plan last year and consists of the 2006 Bonus Plan this year, permits the Committee and the Board, in their discretion, to determine the amount and form of payment for any given year.
Deduction Limit for Executive Compensation
           Section 162(m) of the Code limits the tax deductibility by a public company of compensation in excess of one million dollars paid to any of its five most highly compensated executive officers. Outstanding stock options and stock-settled SARs granted under our 1996 Equity Plan will not be subject to the limitation under applicable regulations. Our Compensation Committee intends to use its best efforts to structure future compensation so that executive compensation paid by us is fully deductible in accordance with Section 162(m) of the Code. Our Compensation Committee may, however, in a particular case, approve compensation that may not be deductible under Section 162(m).

By the Compensation Committee,

Robert Curry, Ph.D., Chair
Richard Franco, Sr., R. Ph.
Arthur T. King, Ph.D.

SUMMARY COMPENSATION TABLE
           The following table sets forth certain compensation information for each of our last three completed fiscal years for:

•	our Chief Executive Officer; and

•	our three most highly compensated executive officers whose total salary and bonus each exceeded $100,000.
           All four officers are collectively referred to as the “Named Executive Officers.”

				Long-Term		All Other
				Compensation		Compensation
	Annual Compensation			Awards		(3)

				Securities
				Underlying
Name and Principal Position	Year	Salary	Bonus(1)	Options(#)(2)

Paul R. Sohmer, M.D.	2005	$454,120	$87,720	96,392		—
President and Chief Executive Officer	2004	$398,000	$35,820	174,283	(4)	—
	2003	$391,731	$199,000	71,504	(5)	—

Ray W. Swanson, Jr.	2005	$268,002	$46,478	50,000		$7,000
Senior Vice-President of	2004	$259,366	$19,656	113,325	(6)	$6,500
Commercial Operations	2003	$240,206	$100,800	50,892	(7)	$6,000

Johnny D. Powers, Ph.D.	2005	$260,398	$45,475	50,000		$7,000
Senior Vice-President and General	2004	$248,128	$15,000	110,169	(8)	$6,500
Manager of TriPath Oncology	2003	$232,628	$94,100	40,168	(9)	$6,000

Stephen P. Hall	2005	$246,562	$32,926	42,933		—
Senior Vice-President and	2004	$217,135	$13,230	48,969	(10)	—
Chief Financial Officer	2003	$207,915	$83,200	28,990	(11)	$9,550	(12)

(1)	This column shows bonus awards earned for services performed in each year indicated.

(2)	Refer to the table “Option Grants in the Last Fiscal Year” below for details concerning the terms of the options granted during 2005.

(3)	Unless otherwise noted, represents contributions by us to our 401(k) plan on behalf of the Named Executive Officers.

(4)	Includes 24,283 options granted to Dr. Sohmer in January 2005 under our 2004 Bonus Plan covering services performed in 2004.

(5)	Includes 21,504 options granted to Dr. Sohmer in January 2004 under our 2003 Bonus Plan covering services performed in 2004.

(6)	Includes 13,325 options granted to Mr. Swanson in January 2005 under our 2004 Bonus Plan covering services performed in 2004.

(7)	Includes 10,892 options granted to Mr. Swanson in January 2004 under our 2003 Bonus Plan covering services performed in 2004.

(8)	Includes 10,169 options granted to Dr. Powers in January 2005 under our 2004 Bonus Plan covering services performed in 2004.

(9)	Includes 10,168 options granted to Dr. Powers in January 2004 under our 2003 Bonus Plan covering services performed in 2004.

(10)	Includes 8,969 options granted to Mr. Hall in January 2005 under our 2004 Bonus Plan covering services performed in 2004.

(11)	Includes 8,990 options granted to Mr. Hall in January 2004 under our 2003 Bonus Plan covering services performed in 2004.

(12)	Represents a relocation expense payment we made to Mr. Hall.

OPTION GRANTS IN LAST FISCAL YEAR
           The following table sets forth certain information regarding options that we granted for the fiscal year ended December 31, 2005 to our Named Executive Officers.

						Potential Realizable
			Percent of			Value at Assumed Annual
	Number of		Total			Rates of Stock Price
	Securities		Options			?Appreciation for Option
	Underlying		Granted to			Term(1)
	Options		Employees in	Exercise price	Expiration
Name	Granted		Fiscal Year	Per Share	Date	5%	10%

Paul R. Sohmer, M.D.	60,245	(2)	8.5%	$8.64	5/31/2015	$327,350	$829,570
	12,049	(3)	1.7%	$9.07	5/31/2015	$68,728	$147,171
	12,049	(4)	1.7%	$9.52	5/31/2015	$72,138	$182,813
	12,049	(5)	1.7%	$10.00	5/31/2015	$75,776	$192,030

Ray W. Swanson, Jr.	31,250	(2)	4.4%	$8.64	5/31/2015	$169,802	$430,310
	6,250	(3)	0.9%	$9.07	5/31/2015	$35,650	$90,345
	6,250	(4)	0.9%	$9.52	5/31/2015	$37,419	$94,828
	6,250	(5)	0.9%	$10.00	5/31/2015	$39,306	$99,609

Johnny D. Powers, Ph.D.	31,250	(2)	4.4%	$8.64	5/31/2015	$169,802	$430,310
	6,250	(3)	0.9%	$9.07	5/31/2015	$35,650	$90,345
	6,250	(4)	0.9%	$9.52	5/31/2015	$37,419	$94,828
	6,250	(5)	0.9%	$10.00	5/31/2015	$39,306	$99,609

Stephen P. Hall	26,832	(2)	3.8%	$8.64	5/31/2015	$145,796	$369,475
	5,367	(3)	0.8%	$9.07	5/31/2015	$30,614	$77,581
	5,367	(4)	0.8%	$9.52	5/31/2015	$32,133	$81,430
	5,367	(5)	0.8%	$10.00	5/31/2015	$33,753	$85,536

(1)	The dollar amounts shown in these columns are the result of calculations at the 5% and 10% rates required by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying common stock. No gain to the optionee is possible without an increase in price of the underlying common stock, which will benefit all stockholders proportionately.

(2)	These options were granted on May 31, 2005. Eighty percent (80%) became exercisable on December 31, 2005 and twenty percent (20%) become exercisable on May 31, 2006.

(3)	These options were granted on May 31, 2005. They become exercisable on May 31, 2007.

(4)	These options were granted on May 31, 2005. They become exercisable on May 31, 2008.

(5)	These options were granted on May 31, 2005. They become exercisable on May 31, 2009.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES
           The following table sets forth certain information concerning exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 2005.

			Number of Securities		Value of Unexercised In-
			Underlying Unexercised		The-Money Options at Fiscal
	Shares		Options at Fiscal Year-End		Year-End(2)
	Acquired	Value
Name	on Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Paul R. Sohmer, M.D.	—	—	1,219,892	15,625	$616,319	$54,531
Ray W. Swanson, Jr.	—	—	363,138	21,251	$270,347	$60,253
Johnny D. Powers, Ph.D.	—	—	355,706	14,791	$133,762	$42,338
Stephen P. Hall	—	—	214,784	6,250	$184,988	$21,813

(1)	Based on the difference between the last sale price of the common stock on the date of exercise, as reported on the NASDAQ National Market, and the exercise price.
(2) Based on the difference between the last sale price of the common stock on December 30, 2005 of $6.04, as reported on the NASDAQ National Market, and the option exercise price.
Securities Authorized For Issuance Under Equity Compensation Plan
           The following table provides information about the securities authorized for issuance under all of our equity compensation plans as of December 31, 2005:

Number of securities
	Number of securities		remaining available for
	to be issued	Weighted-average	future issuance under
	upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	7,421,734 (1)	$7.82	11,080,049 (2)
Equity compensation plans not approved by security holders	—	—	—

Total	7,421,734 (1)	$7.82	11,080,049 (2)

(1)	This table excludes an aggregate of 134,831 shares issuable upon exercise of outstanding options assumed by us in connection with the acquisition of NeoPath, Inc. in September 1999. The weighted-average exercise price of the excluded options is $12.43.

(2)	Includes 777,282 shares issuable under our 2000 Employee Stock Purchase Plan, all of which are issuable in connection with the current offering period which ends on June 30, 2006, assuming maximum participation of all employees to the extent permitted.

Comparative Stock Performance Graph
           The following graph shows the cumulative stockholder return of our common stock from December 31, 2000 through December 31, 2005 as compared with that of the NASDAQ (U.S. Companies) Index and the NASDAQ Medical Device Manufacturers Index. The total stockholder return is measured by dividing the per share price change of the respective securities, plus dividends, if any, for each fiscal year shown by the share price at the end of the particular fiscal year. The graph assumes the investment of $100 in our common stock and each of the comparison groups on December 31, 2000 and assumes the reinvestment of dividends. We have never declared a dividend on our common stock. The stock price performance depicted in the graph below is not necessarily indicative of future price performance.
Comparison of Cumulative Total Return Among TriPath Imaging, Inc., NASDAQ (U.S.Companies)
Index and NASDAQ Medical Device Manufacturers Index

	12/29/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/30/2005

TriPath Imaging, Inc.	$100.00	$86.06	$30.63	$89.14	$102.51	$69.03
Nasdaq Stock Market (U.S.)	$100.00	$79.32	$54.84	$81.99	$89.22	$91.12
Nasdaq Medical Device Manuf. Index	$100.00	$109.90	$88.90	$131.52	$154.09	$169.17
REPORT OF THE AUDIT COMMITTEE
           In the course of its oversight of our financial reporting process, the Audit Committee of our Board of Directors:

•	reviewed and discussed with our management and Ernst & Young LLP, our independent auditor, our audited financial statements for the fiscal year ended December 31, 2005;

•	discussed with our auditor the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, and discussed with our independent auditor, such auditor’s independence

•	received the written disclosures and the letter from our auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees;

•	reviewed with our management and our auditor our critical accounting policies;

•	discussed with management the quality and adequacy of our internal controls;

•	provided oversight of the Company’s preparations for management’s assessment of its internal control over financial reporting as required by Section 404 of the Sarbanes Oxley Act of 2002;

•	discussed with our auditor any relationships that may impact its objectivity and independence; and

•	considered whether the provision of non-audit services by our auditor is compatible with maintaining their independence.
           Based on the foregoing review and discussions, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

By the Audit Committee,

Haywood D. Cochrane, Chair
Gail F. Lieberman
Robert L. Sullivan
INFORMATION CONCERNING OUR AUDITOR
           The firm of Ernst & Young LLP, independent accountants, has audited our accounts since our inception. Our Board of Directors has appointed Ernst & Young LLP to serve as our independent auditor for the fiscal year ending December 31, 2005. Representatives of Ernst & Young LLP are expected to attend the annual meeting to respond to appropriate questions, and will have the opportunity to make a statement if they desire.
           The following table shows the fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP for fiscal years 2004 and 2005:

	2005	2004

Audit Fees(1)	$470,196	$557,082
Audit-Related Fees(2)	$0	$10,925
Tax Fees(3)	$0	$12,635
All Other Fees	$0	$0

Total	$470,196	$580,642

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings. The decrease in audit fees in 2005 as compared to 2004 is associated with the absence of initial-year implementation issues and efficiencies gained in the second year of compliance with Section 404 of the Sarbanes Oxley Act of 2002.

(2)	Audit-related fees consisted primarily of accounting consultations, employee benefit plan audits and services related to business acquisitions and divestitures and other attestation services.

(3)	Tax Fees in 2004 consisted primarily of consultations related to the deductibility of compensation expenses.
           Our Audit Committee has adopted a policy and procedures requiring its pre-approval of all non-audit (including tax) services performed by the independent auditor in order to assure that these services do not impair the auditor’s independence. The policy generally approves the performance of specific services subject to cost limits for each such service. This general approval is to be reviewed and, if necessary modified, at least annually. The policy also prohibits the independent auditor’s performance of certain types of services that are inconsistent with its independence. Management must obtain the specific prior approval of the Audit Committee for each engagement of the independent auditor to perform other audit-related or other non-audit services.
           Any approval required under the policy must be given by the Audit Committee or by any member or members to whom the Committee has delegated that authority. The Audit Committee does not delegate its responsibility to approve services performed by the independent auditor to any member of management.
           The standard applied by the Audit Committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefor and other related factors are consistent with the independent auditor’s independence under guidelines of the Securities and Exchange Commission and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent auditor would be functioning in the role of management or in an advocacy role, whether the independent auditor’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent auditor’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the proportion of the total fees payable to the independent auditor in the period that is for non-audit services, would tend to reduce the independent auditor’s ability to exercise independent judgment in performing the audit.
           All of the non-audit services rendered by Ernst & Young LLP with respect to the 2005 fiscal year were pre-approved by the Audit Committee in accordance with this policy.
           After reporting on these fees and services, Ernst & Young LLP informed the company that they are not aware of any relationship with the Company that, in their professional judgment, may reasonably be thought to bear on the independence of Ernst & Young LLP.
STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING
           In order to be considered for inclusion in our proxy materials for the 2007 Annual Meeting of Stockholders, we must receive stockholder nominations of persons for election to our Board of Directors and proposals of business to be considered by our stockholders no later than December 22, 2006. Proposals should be sent to the attention of our Assistant Secretary at our offices at 780 Plantation Drive, Burlington, North Carolina 27215.
ADVANCE NOTICE PROVISIONS FOR
STOCKHOLDER PROPOSALS AND NOMINATIONS
           Our by-laws provide that in order for a stockholder to bring business before, or propose director nominations at an annual meeting, the stockholder must give written notice to our Assistant Secretary not less than 75 days nor more than 100 days prior to the meeting. The notice must contain specified information about the proposed business or each nominee and the stockholder making the proposal or nomination. Assuming that the 2007 Annual Meeting of Stockholders is to be held on May 31, 2007, notice of stockholder proposals must be received no earlier than February 22, 2007, and no later than March 17, 2007.
OTHER MATTERS
           Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 as filed with the SEC are available to stockholders upon written request addressed to our Assistant Secretary at our offices at TriPath Imaging, Inc., 780 Plantation Drive, Burlington, North Carolina 27215. Electronic access to all of our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, is available via our web site at www.tripathimaging.com and the SEC’s web site at www.sec.gov.

APPENDIX A
TRIPATH IMAGING, INC.
AMENDED AND RESTATED 1996 EQUITY INCENTIVE PLAN
(Including proposed amendments)

1.	Purpose
           The purpose of the TriPath Imaging, Inc. 1996 Amended and Restated Equity Incentive Plan (the “Plan”) is to attract and retain key personnel of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company’s Common Stock.

2.	Administration
           The Plan shall be administered by the Committee, provided that the Board may in any instance perform any of the functions delegated to the Committee hereunder. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee’s decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons or Covered Employees and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

3.	Eligibility
           All employees, directors and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be granted only to persons eligible to receive such Options under the Code.

4.	Stock Available for Awards
           (a) Amount. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 9,696,325 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
           (b) Adjustment. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, then the Committee (subject in the case of Incentive Stock Options to any limitation required under the Code) shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, (iii) the exercise price with respect to any of the foregoing, and (iv) if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award; provided that in the case (i) or (ii) above the number of shares subject to any Award shall always be a whole number.

           (c) Limit on Individual Grants. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that may be granted to any Participant in the aggregate in any calendar year shall not exceed 1,000,000 shares, subject to adjustment under subsection (b).

5.	Stock Options
           (a) Grant of Options. Subject to the provisions of the Plan, the Committee may grant options (“Options”) to purchase shares of Common Stock complying with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder (“Incentive Stock Options”) and (ii) not intended to comply with such requirements (“Nonstatutory Stock Options”). The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which in the case of Incentive Stock Options shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. No Incentive Stock Option may be granted hereunder after ten years from the last date on which the Plan (or an amendment thereto) was approved for purposes of Section 422 of the Code.
           (b) Terms and Conditions. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.
           (c) Payment. Payment for shares to be delivered pursuant to any exercise of an Option may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration as the Committee may determine.

6.	Stock Appreciation Rights
           (a) Grant of SARs. Subject to the provisions of the Plan, the Committee may grant rights to receive any excess in value of shares of Common Stock over the exercise price (“Stock Appreciation Rights” or “SARs”) in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property, and may define the manner of determining the excess in value of the shares of Common Stock.
           (b) Exercise Price. The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined. An SAR granted in tandem with an Option shall have an exercise price not less than the exercise price of the related Option. An SAR granted alone and unrelated to an Option may not have an exercise price less than 100% of the Fair Market Value of the Common Stock on the date of the grant.

7.	Restricted Stock
           (a) Grant of Restricted Stock. Subject to the provisions of the Plan, the Committee may grant shares of Common Stock subject to forfeiture (“Restricted Stock”) and determine the duration of the period (the “Restricted Period”) during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.
           (b) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Notwithstanding the foregoing, in the Committee’s discretion, Awards in the form of Restricted Stock may be made transferable to a limited liability corporation controlled solely by the Participant. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant’s Designated Beneficiary.

8.	General Provisions Applicable to Awards
           (a) Reporting Person Limitations. Notwithstanding any other provision of the Plan, Awards made to a Reporting Person shall not be transferable by such person other than by will or the laws of descent and distribution and are exercisable during such person’s lifetime only by such person or by such person’s guardian or legal representative. Awards, unless Incentive Stock Options, may also be made transferable pursuant to a domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.
           (b) Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.
           (c) Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.
           (d) Dividends and Cash Awards. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.
           (e) Termination of Employment. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant’s legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.
           (f) Change in Control. In order to preserve a Participant’s rights under an Award in the event of a “change in control” (as defined by the Committee) of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.
           (g) Reserved.
           (h) Withholding Taxes. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee’s discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.
           (i) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.
           (j) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that no award may be modified, repriced, replaced or regranted through cancellation without shareholder approval (except in connection with a change in the Company’s capitalization), if the effect of such modification or cancellation would be to reduce the exercise price for the shares underlying such award, and, provided, further, that any such action shall require the Participant’s consent unless:

(i) in the case of a termination of, or a reduction in the number of shares issuable under, an Option, any time period relating to the exercise of such Option or the eliminated portion, as the case may be, is waived or accelerated before such termination or reduction (and in such case the Committee may provide for the Participant to receive cash or other property equal to the net value that would have been received upon exercise of the terminated Option or the eliminated portion, as the case may be); or

(ii) in any other case, the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

9.	Certain Definitions
           “Affiliate” means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.
           “Award” means any Option, Stock Appreciation Right or Restricted Stock granted under the Plan.
           “Board” means the Board of Directors of the Company.
           “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.
           “Committee” means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. If the Committee is authorized to grant Options to a Reporting Person or a Covered Employee, each member shall be a “Non-Employee Director” or the equivalent within the meaning of Rule 16b-3 under the Exchange Act or an “outside director” or the equivalent within the meaning of Section 162(m) of the Code, respectively. In the event no such Committee is appointed, then “Committee” means the Board.
           “Common Stock” means the Common Stock, $0.01 par value, of the Company.
           “Company” means TriPath Imaging, Inc., a Delaware corporation.
           “Covered Employee” means a person whose income is subject to Section 162(m) of the Code.
           “Designated Beneficiary” means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death. In the absence of an effective designation by a Participant, “Designated Beneficiary” means the Participant’s estate.
           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.
           “Fair Market Value” means, with respect to the Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.
           “Participant” means a person selected by the Committee to receive an Award under the Plan.
           “Reporting Person” means a person subject to Section 16 of the Exchange Act.

10.	Miscellaneous
           (a) No Right To Employment. No person shall have any claim or right to be granted an Award. Neither the Plan nor any Award hereunder shall be deemed to give any employee the right to continued employment or to limit the right of the Company to discharge any employee at any time.
           (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.
           (c) Effective Date. This Amended and Restated 1996 Equity Incentive Plan became effective on June 26, 1997.
           (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.
           (e) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.
******************
This Plan was approved by the Board of Directors on November 22, 1996.
This Plan was amended by the Board of Directors on May 19, 1997.
This Plan, as amended, was approved by the stockholders on June 26, 1997.
This Plan was amended and restated by the Board of Directors on June 24, 1997.
This Plan, as amended and restated, was approved by the stockholders on June 26, 1997.
This Plan was amended by the Board of Directors on February 2, 1999.
This Plan, as amended, was approved by the stockholders on May 26, 1999.
This Plan, as amended, was approved by the stockholders on June 1, 2000.
This Plan was amended by the Board of Directors on January 15, 2002.
This Plan was amended by the Board of Directors on February 4, 2002.
This Plan, as amended, was approved by the stockholders on May 23, 2002.
This Plan was amended by the Board of Directors on January 29, 2004.
This Plan, as amended, was approved by the stockholders on May 20, 2004.
This Plan was amended by the Board of Directors on July 27, 2005.
This Plan was amended by the Board of Directors on January 26, 2006.
This Plan, as amended, was approved by the stockholders on May      , 2006.

APPENDIX B
TRIPATH IMAGING, INC.
AMENDED AND RESTATED 1997 DIRECTOR EQUITY PLAN
(Including proposed amendments)

1.	Purpose.
           This 1997 Director Equity Plan (the “Plan”) governs (i) options to purchase Common Stock, $.01 par value per share (the “Common Stock”), of TriPath Imaging, Inc. (the “Company”) granted by the Company prior to May 31, 2006 and (ii) stock-settled stock appreciation rights (“SARs”) of the Company granted by the Company on or after May 31, 2006, in each case to members of the Board of Directors of the Company who are not also officers or employees of the Company. The purpose of the Plan is to attract and retain qualified persons to serve as Directors of the Company and to encourage ownership of the Common Stock of the Company by such Directors.

2.	Administration.
           Grants of stock options (prior to May 31, 2006) and SARs (on or after May 31, 2006) under the Plan shall be automatic as provided in Section 8. However, all questions of interpretation of the Plan or of any options granted hereunder shall be determined by the Board of Directors of the Company (the “Board”). Any and all powers of the Board under the Plan may be exercised by a committee consisting of one or more Directors appointed by the Board.

3.	Eligibility.
           Members of the Board shall be eligible to participate in the Plan except those Members of the Board who (i) are also officers of the Company, or (ii) who own beneficially (as calculated pursuant to Rule 13(d)-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) 3% or more of the outstanding stock of the Company. Notwithstanding the foregoing, the Board may by resolution determine that any otherwise eligible director shall not receive grants of stock options under this plan.

4.	Shares Subject to the Plan.
           Options and SARs (together, “Awards”) may be granted under the Plan in respect of a maximum of 600,000 shares of Common Stock, subject to adjustment as provided in Section 5 below. Shares to be issued upon the exercise of Awards granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. Whenever Awards under the Plan lapse, terminate or otherwise become unexercisable, or are settled in a manner that results in fewer shares outstanding than were awarded, the shares of Common Stock which were available for such Awards, to the extent of such lapse, termination, loss of exercisability or decrease, shall again be available for the grant of Awards under the Plan. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

5.	Adjustment of Number of Award Shares.
           In the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Company’s Common Stock, the maximum aggregate number and kind of shares or securities of the Company as to which Awards may be granted under this Plan and as to which Awards then outstanding shall be exercisable, and the exercise price of such Awards shall be appropriately adjusted so that the proportionate number of shares or other securities as to which Awards may be granted and the proportionate interest of holders of outstanding Awards shall be maintained as before the occurrence of such event.
           In the event of any reorganization, consolidation or merger to which the Company is a party and in which the Company does not survive, or upon the dissolution or liquidation of the Company, all outstanding

Awards shall terminate; provided, however, that (i) in the event of the liquidation or dissolution of the Company, or in the event of any such reorganization, consolidation or merger in which the Company does not survive and with respect to which the resulting or surviving corporation does not assume such outstanding Award or issue a substitute Award therefor, such Award shall be exercisable in full, without regard to any installment restrictions on exercise imposed pursuant to this Plan, any Option Agreement or Stock Appreciation Rights Agreement, during such period preceding the effective date of such liquidation, dissolution, reorganization, consolidation or merger (unless such option is terminated earlier by its terms) as may be specified by the Board; and (ii) in the event of any such reorganization, consolidation or merger, the Board may, in its good faith discretion, arrange to have the resulting or surviving corporation assume such outstanding Award or issue a substitute Award therefor.
           No fraction of a share shall be purchasable or deliverable upon exercise of an Award, but, in the event any adjustment hereunder of the number of shares covered by the Award shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

6.	Non-Statutory Stock Options.
           All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

7.	Form of Award Agreements.
           (a) Options shall be granted hereunder pursuant to the terms of Option Agreements which shall be substantially in the form of the attached Exhibit A or in such other form as the Board may from time to time determine.
           (b) SARs shall be granted hereunder pursuant to the terms of Stock Appreciation Rights Agreements which shall be substantially in the form of the attached Exhibit B or in such other form as the Board may from time to time determine

8.	Grant of Awards and Award Terms.

Automatic Grant of Awards.

(a) Options. From September 30, 1999 to May 30, 2006, each eligible director of the Company thereafter elected or reelected to the Board of Directors shall, upon his or her election or reelection, automatically be granted options to purchase 30,000 shares of Common Stock. No options shall be granted hereunder after ten years from the date on which this Plan was initially approved and adopted by the Board.

(b) SARs. Effective May 31, 2006, each eligible director of the Company thereafter elected or reelected to the Board of Directors shall, upon his or her election or reelection, automatically be granted stock-settled SARs with respect to 30,000 shares of Common Stock. No SARs shall be granted hereunder after May 31, 2016.
           Date of Grant. The “Date of Grant” for Awards granted under this Plan shall be the date of the respective director’s election or reelection, commencing with all director elections or reelections occurring on or after September 30, 1999.
           Term of Award. The term of each Award granted under the Plan shall be ten years from the Date of Grant.
           Exercise Price and Period of Exercise. The exercise price for the first tranche of each Award (the “First Price”) granted under this Plan shall be the Fair Market Value (defined below) of a share of Common Stock on the grant date.

           From May 31, 2005 to May 31, 2006, each time an eligible director is elected or re-elected, such director is granted automatically an option to purchase 30,000 shares of Common Stock. Such options become exercisable in the following installments and at the following exercise prices:

•	50% shall become exercisable on December 31 of the year in which the grant is made, at an exercise price equal to the First Price;

•	16.67% shall become exercisable on the first anniversary of the date of grant, at an exercise price equal to the First Price;

•	16.67% shall become exercisable on the second anniversary of the date of grant, at an exercise price equal to the First Price multiplied by 1.05 (the “Second Price”); and

•	16.66% shall become exercisable on the third anniversary of the date of grant, at an exercise price equal to the Second Price multiplied by 1.05;
in each case, if and only if the Director is still serving on the Board of Directors at the opening of business on that day.
           From and after May 31, 2006, each time an eligible director is elected or re-elected, such director will be granted automatically stock-settled SARs relating to 30,000 shares of our Common Stock. Such SARs will become exercisable in the following installments and with the following exercise prices:

•	50% shall become exercisable on December 31 of the year in which the grant is made, with an exercise price equal to First Price;

•	16.67% shall become exercisable on the first anniversary of the date of grant, with an exercise price equal to the First Price;

•	16.67% shall become exercisable on the second anniversary of the date of grant, with an exercise price equal to the First Price multiplied by 1.05 (the “Second SAR Price”); and

•	16.66% shall become exercisable on the third anniversary of the date of grant, with an exercise price equal to the Second SAR Price multiplied by 1.05;
in each case, if and only if the Director is still serving on the Board of Directors at the opening of business on that day.
           Directors holding exercisable Awards under the Plan who cease to serve as members of the Board of the Company for any reason other than death may, for a period of seven months following the date of cessation of service, exercise the rights they had under such Awards at the time they ceased being a Director. Any rights that have not yet become exercisable shall terminate upon cessation of membership on the Board. Upon the death of a Director, those entitled to do so under the Director’s will or the laws of descent and distribution shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights which were available to the Director at the time of his death. The rights of the Award holder may be exercised by the holder’s guardian or legal representative in the case of disability and by the beneficiary designated by the holder in writing delivered to the Company or, if none has been designated, by the holder’s estate or his or her transferee on death in accordance with this Plan, in the case of death. Awards granted under the Plan shall terminate, and no rights thereunder may be exercised, after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions, no rights under any Awards may be exercised after the expiration of ten years from their Date of Grant.
           Method of Exercise and Payment. Each exercise of an Award hereunder may be effected only by giving written notice, in the manner provided in Section 12 hereof, of intent to exercise the Award, specifying the number of shares as to which the Award is being exercised, and in the case of options, accompanied by full payment of the exercise price for the number of shares then being acquired.
           Exercise of Options. Payment of the exercise price for options shall be made in cash, by certified or bank check payable to the order of the Company, credit to the Company’s account at a financial or brokerage institution on the date of exercise or a payment commitment of such an institution acceptable to the

Company, or if the option so provides, (i) in shares of Common Stock having an aggregate Fair Market Value (defined below), at the time of such payment, equal to the total option price for the number of shares of Common Stock for which payment is then being made, or (ii) partly in cash or by certified or bank check payable to the order of the Company and the balance in shares of Common Stock having an aggregate Fair Market Value, at the time of such payment, equal to the difference between the total option price for the number of shares of Common Stock for which payment is then being made and the amount of the payment in cash or by certified or bank check. Shares of Common Stock surrendered in payment of all or part of the exercise price shall have been held by the person exercising the option free of restrictions imposed by the Company for at least six months unless otherwise permitted by the Board.
           Exercise of SARs. SARs must be exercised in accordance with the applicable Stock Appreciation Rights Agreement. Each SAR shall entitle the holder to receive from the Company, upon exercise of such SAR, shares of Common Stock with an aggregate Fair Market Value equal to the amount by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the applicable exercise price of the SAR.
           Fair Market Value. For purposes hereof, the “Fair Market Value” of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the last trading date prior to such date on the principal exchange or automated quotation system on which shares of Common Stock are then trading, if any, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred or (ii) if the Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as determined by the Board in good faith, in compliance with applicable, statutory and regulatory guidelines.
           Receipt by the Company of such notice and in the case of options, payment shall, for purposes of this Plan, constitute exercise of the Award or a part thereof. Within twenty (20) days thereafter, the Company shall deliver or cause to be delivered to the Award holder, in certificated or uncertificated form, the number of shares of Common Stock then being acquired by the Award holder. Such shares shall be fully paid and non-assessable. If any law or applicable regulation of the Securities and Exchange Commission or other public regulatory authority (including, but not limited to, a stock exchange) shall require the Company or the optionee (i) to register or qualify, under the Securities Act of 1933, as amended (the “Securities Act”), any similar federal statute then in force or any state law regulating the sale of securities, any shares of Common Stock covered by an option with respect to which notice of intent to exercise shall have been delivered to the Company or (ii) to take any other action in connection with such shares before issuance thereof may be effected, then the delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which the Company shall take in good faith and without delay. All such action shall be taken by the Company at its own expense.
           To the extent determined necessary by counsel to the Company to comply with any applicable law, the Company may require an individual exercising an Award to represent that his acquisition of shares of Common Stock pursuant to such exercise is for his own account, for investment and without a view to resale or distribution, and that he will not sell or otherwise dispose of any such shares except pursuant to (i) an effective registration statement covering such transaction filed with the Securities and Exchange Commission and in compliance with all of the applicable provisions of the Securities Act, and the rules and regulations thereunder, or (ii) an opinion of Company counsel that such registration is not required.
           Non-transferability. Awards granted under the Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution or by such other means as may be permitted by Rule 16b-3 (or any successor provision) under the Exchange Act.

9.	Limitation of Rights.
           No Right to Continue as a Director. Neither the Plan, nor the granting of an option or any other action taken pursuant to the Plan, shall constitute an agreement or understanding, express or implied, that the Company will retain a holder of an Award as a Director for any period of time or at any particular rate of compensation.

           No Stockholders’ Rights for Awards. Directors shall have no rights as stockholders with respect to the shares covered by their Awards until the date they exercise such Awards and in the case of options, pay the exercise price to the Company, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Award is exercised and in the case of options, paid for.

10.	Stockholder Approval.
           The Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of the shares of voting capital stock present or represented and entitled to vote at a meeting of the Company’s stockholders. In the event such approval is not obtained, all options granted under this Plan shall be void and without effect.

11.	Amendment or Termination.
           The Board may amend or terminate this Plan at any time subject to any stockholder approval that the Board deems necessary.

12.	Notices.
           Any communication or notice required or permitted to be given under this Plan shall be in writing and mailed by registered or certified mail or delivered in hand, if to the Company, to its Vice President, Finance at TriPath Imaging, Inc., 780 Plantation Drive, Burlington, North Carolina 27215 and, if to an optionee, to such address as the optionee shall last have furnished to the Company.

13.	Governing Law.
           The Plan shall be governed by and construed in accordance with the laws of Delaware.
As adopted by the Board of Directors on June 27, 1997.
As approved by the Stockholders on June 27, 1997.
As amended by the Board of Directors on January 26, 2000.
As approved by the Stockholders, as amended, on June 1, 2000.
As amended by the Board of Directors on January 29, 2004.
As approved by the Stockholders, as amended, on May 20, 2004.
As amended by the Board of Directors on May 24, 2005 and May 31, 2005.
As amended by the Board of Directors on January 26, 2006.
As approved by the Stockholders, as amended, on May      , 2006

Exhibit A

1997 DSOP -	Shares
TRIPATH IMAGING, INC.
1997 Director Stock Option Plan
Non-statutory Stock Option Agreement
                     , 200
           TriPath Imaging, Inc. (the “Company”), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $.01 par value per share of the Company (the “Option”) under and subject to the Company’s 1997 Director Stock Option Plan (the “Plan”) exercisable only on the following terms and conditions and those set forth on the reverse side of this Agreement:

Name of Optionee:

Address:

Social Security No.

Option Price:	See below.

Date of Grant:
           Exercisability Schedule and Exercise Price: Such option shall become exercisable in the following installments and with the following exercise prices:

•	options shall become exercisable on December 31, 20 , with an Exercise Price equal to $ per share;

•	options shall become exercisable on , 20 , with an Exercise Price equal to $ per share;

•	options shall become exercisable on , 20 , with an Exercise Price equal to $ per share; and

•	options shall become exercisable on , 20 , with an Exercise Price equal to $ per share;
provided that this Optionee is a member of the Board of Directors of the Company (the “Board”) at the opening of business on the date described above and provided that this Option may not be exercised as to any shares after the expiration of ten years from the date hereof.
           By signing this Stock Option Agreement and returning on signed copy of to the Company, the Optionee accepts the Option described herein on the terms and conditions set forth herein or in the plan.

TRIPATH IMAGING, INC.	Accepted and agreed to:

By:

Title:	Optionee

TRIPATH IMAGING, INC.
1997 Director Stock Option Plan Terms and Conditions
           1. This Option may be exercised from time to time in accordance with the exercisability Schedule for up to the aggregate number of shares specified herein, but in no event for the purchase of other than full shares; provided, however, that this Option may not be exercised as to any shares after the expiration of ten years from the date hereof. Written notice of exercise shall be delivered to the Company specifying the number of shares with respect to which the Option is being exercised. Not later than twenty days after the date of the delivery of such notice the Company will deliver to the Optionee a certificate for the number of shares with respect to which the Option is being exercised against payment therefor in cash or by check, credit to the Company’s account at a financial or brokerage institution on the date of exercise or a payment commitment of such an institution acceptable to the Company or by shares of the Company’s Common Stock, valued at their fair market value as of the date of exercise as determined as provided in the Plan, or in any combination of cash, check and shares of Common Stock. Shares of Common Stock surrendered in payment of the option price shall have been held by the person exercising the option free of restrictions imposed by the Company for at least six months unless otherwise permitted by the Board.
           2. The Optionee shall not be deemed, for any purpose, to have any rights whatever in respect of shares to which the Option shall not have been exercised and payment made as aforesaid. The Optionee shall not be deemed to have any rights to continued service as director by virtue of the grant of this Option.
           3. In the event of stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Common Stock, the maximum aggregate number and kind of shares of securities of the Company subject to this Option and the exercise price of this Option shall be appropriately adjusted by the Board (whose determination shall be conclusive) so that the proportionate number of shares or other securities subject to this Option and the proportionate interest of the Optionholder shall be maintained as before the occurrence of such event.
           4. In the event of any reorganization, consolidation or merger to which the Company is a party and in which the Company does not survive, or upon the dissolution or liquidation of the Company, this option, to the extent outstanding and unexercised, shall terminate; provided, however, that (i) in the event of the liquidation of dissolution of the Company, or in the event of any such reorganization, consolidation or merger in which the Company does not survive and with respect to which the resulting or surviving corporation does not assume such outstanding option or issue a substitute option herefor, this option shall be exercisable in full, without regard to any installment restrictions on exercise imposed pursuant to the Plan or this Option Agreement, during such period preceding the effective date of such liquidation, dissolution, reorganization, consolidation or merger (unless this option is terminated earlier by its terms) as may be specified by the Board; and (ii) in the event of any such reorganization, consolidation or merger, the Board may, in its good faith discretion, arrange to have the resulting or surviving corporation assume this option, to the extent outstanding and unexercised, or issue a substitute option therefor.
           5. This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution or by such other means as may be permitted by Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934, as amended. This Option is exercisable during the Optionee’s lifetime only by the Optionee, provided that this Option may be exercised by the Optionholder’s guardian or legal representative in the case of disability and by the beneficiary designated by the Optionholder in writing delivered to the Company, or, if none has been designated, by the Optionholder’s estate or his or her transferee on death in accordance with this Section, in the case of death.
           6. If the Optionee ceases to serve as a member of the Board for any reason other than death, the Optionee may, for a period of seven months following such cessation of service, exercise the rights which the Optionee had hereunder at the time the Optionee ceased being a director. Upon the death of the Optionee, those entitled to do so shall have the right, at any time within twelve months after the date of death (subject to the prior expira-

tion of the Option exercise period), to exercise in whole or in part any rights which were available to the Optionee at the time of the Optionee’s death. This Option shall terminate after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions of this Section 6, no rights under this Option may be exercised after the expiration of ten years from the date hereof.
           7. It shall be a condition to the Optionee’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange on which the Company’s Common Stock may then be listed, (b) that either (i) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be in effect, or (ii) in the opinion of counsel for the Company the proposed purchase shall be exempt from registration under said Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall deem necessary to comply with any law, rule or regulation applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall deem necessary to comply with any applicable law, rule or regulation.
           8. Any exercise of this Option is conditioned upon the payment, if the Company so requests, by the Optionee or such other person who may be entitled to exercise this Option in accordance with the terms hereof, of all state and federal taxes imposed upon the exercise of this Option and the issue to the Optionee of the shares covered hereby.
           9. This Option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.
           10. This Option is issued pursuant to the terms of the Plan. This Certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Plan. Copies of the Plan may be obtained upon written request without charge from the Company.

Exhibit B
TRIPATH IMAGING, INC.
AMENDED AND RESTATED
1997 DIRECTOR EQUITY PLAN
Stock Appreciation Rights Agreement
           TriPath Imaging, Inc. (the “Company”) hereby grants to you (the “Grantee”) the following Stock Appreciation Rights (the “SARs”):
           Name of Grantee:
           SARs Subject to this Grant: 30,000
           Grant Date:
           Exercisability Schedule and Exercise Price:

•	15,000 SARs shall become exercisable on December 31, 20 , with an Exercise Price equal to $ per share;

•	5,001 SARs shall become exercisable on , 20 , with an Exercise Price equal to $ per share;

•	5,001 SARs shall become exercisable on , 20 , with an Exercise Price equal to $ per share; and

•	4,998 SARs shall become exercisable on , 20 , with an Exercise Price equal to $ per share;
provided that you are a member of the Board of Directors of the Company at the opening of business on the date described above.
           Expiration Date: The date ten years after the Grant Date.
           By your signature and the signature of the Company’s representative below, you and the Company agree that this Grant is governed by the terms of the Company’s Amended and Restated 1997 Director Equity Plan (the “Plan”) and this Stock Appreciation Rights Agreement (this “Agreement”), which includes the incorporated terms and conditions attached to and made a part of this Agreement.

GRANTEE:	TriPath Imaging, Inc.

By:

Print Name	Print Name:

Address:	Title:

TriPath Imaging, Inc.
Stock Appreciation Rights Agreement
Under the Amended and Restated 1997 Director Equity Plan
           THIS STOCK APPRECIATION RIGHTS AGREEMENT (the “Agreement”) is made as of this                      day of                     , 20      by and between TriPath Imaging, Inc., a Delaware Corporation (hereinafter referred to as the “Company”), and                     (hereinafter referred to as “Grantee”).

1.	Grant of Rights.
           (a) The Company hereby grants to Grantee the number of stock appreciation rights (“SARs”, and each individually a “SAR”), subject to the terms and conditions of the Plan, as stated on the cover page to this Agreement.
           (b) Subject to the provisions of paragraph 2 hereof, each SAR shall entitle Grantee to receive from the Company, upon exercise of such SAR, shares of common stock of the Company (“Common Stock”) with an aggregate Fair Market Value (defined below) equal to the amount by which the Fair Market Value of a share of Common Stock on the Exercise Date (defined below) exceeds the Applicable Exercise Price (defined below).
           (c) The “Applicable Exercise Price” means the exercise price stated on the cover page to this Agreement that is applicable to the SAR being exercised.
           (d) The “Fair Market Value” of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the last trading date prior to such date on the principal exchange or automated quotation system on which shares of Common Stock are then trading, if any, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred or (ii) if the Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as determined by the Board of Directors in good faith, in compliance with applicable, statutory and regulatory guidelines.

2.	Terms and Limitations; Method of Exercise.
           (a) The SARs granted hereunder shall become exercisable in accordance with the schedule on the cover page to this Agreement. After the SARs become exercisable, subject to the provisions of paragraph 5 hereof, the SARs shall continue to be exercisable for the duration of the Exercise Period (defined below).
           (b) Grantee may exercise his SARs in whole or in part at any time during the Exercise Period by providing written notification (the “Notice”) to the Company in the form of Attachment A of such exercise, which Notice shall set forth the number of SARs Grantee elects to exercise and the Applicable Exercise Price(s). Such exercise shall be effective as of the close of business on the date the Notice is received by the Company or as of the close of business on the next Business Day if the date the Notice is received is not a Business Day (the “Exercise Date”). For the purposes of this Agreement, a “Business Day” shall be any day on which the New York Stock Exchange is open for trading.
           (c) Subject to the provisions of paragraph 4 hereof, all SARs granted to Grantee hereunder must be exercised beginning on the date the SARs become exercisable and prior to the expiration of the SARs (the “Exercise Period”). Any SAR outstanding at the end of the Exercise Period shall be terminated.

3.	Payment Upon Exercise of SARs.
           (a) Upon Grantee’s exercise of some or all of the SARs granted hereunder, the Company shall deliver to Grantee, in certificated or uncertificated form, no later than 20 days after the applicable Exercise Date, the aggregate number of shares of Common Stock necessary to settle his or her exercise of SARs under paragraph 1(b) hereof.

           (b) No fraction of a share of Common Stock shall be deliverable upon exercise of a SAR. The Company shall not pay cash or any other consideration in lieu of fractional shares.
           (c) Any exercise of SARs hereunder is conditioned upon the payment, if the Company so requests, by Grantee or such other person who may be entitled to exercise SARs in accordance with the terms hereof, of all state and federal taxes imposed upon the exercise of the SARs and the issue to Grantee of the Common Stock underlying the SARs.
           (d) It shall be a condition to Grantee’s right to exercise the SARs hereunder that the Company may, in its discretion, require (a) that the Common Stock reserved for issue upon the exercise of the SARs shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Common Stock be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be in effect, or (ii) in the opinion of counsel for the Company the proposed purchase shall be exempt from registration under said Act and Grantee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall deem necessary to comply with any law, rule or regulation applicable to the issue of such shares by the Company shall have been taken by the Company or Grantee, or both. Grantee understands that the Company is under no obligation to register for resale the Common Stock issued upon exercise of a SAR, and the certificates representing Common Stock issued upon exercise of SARs may contain such legends as counsel for the Company shall deem necessary to comply with any applicable law, rule or regulation.

4.	Expiration of SARs. Except as otherwise extended by the Board in accordance with Internal Revenue Code section 409A:
           (a) If Grantee ceases to serve as a member of the Board for any reason other than death, Grantee may, for a period of seven months following such cessation of service, exercise the rights which Grantee had hereunder at the time Grantee ceased being a director;
           (b) Upon the death of Grantee, those entitled to do so shall have the right, at any time within twelve months after the date of death (subject to the prior expiration of the SAR exercise period), to exercise in whole or in part any rights which were available to Grantee at the time of Grantee’s death; and
           (c) Notwithstanding the foregoing provisions of this paragraph 4, no rights under this SAR may be exercised after the Expiration Date stated on the cover page to this Agreement.
           5. Nature of Rights. Grantee shall have no rights as a shareholder with respect to the SARs granted hereunder. The SARs shall be used solely as a device for the measurement and determination of the amount to be paid to Grantee upon their exercise. The SARs shall not constitute or be treated as property or as a trust fund of any kind. Grantee’s rights under this Agreement are limited to the right to receive payments in Common Stock as herein provided. No dividend equivalents with respect to the SARs granted under this Agreement will be paid to Grantee.
           6. No Transfer of SARs. This SAR is not transferable by Grantee except by will or the laws of descent and distribution or by such other means as may be permitted by Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934, as amended, and is exercisable, during Grantee’s lifetime, only by Grantee, provided that this SAR may be exercised by Grantee’s guardian or legal representative in the case of disability and by the beneficiary designated by Grantee in writing delivered to the Company, or, if none has been designated, by Grantee’s estate or his or her transferee on death in accordance with this paragraph, in the case of death.
           7. Amendments. The Board may at any time or times amend the Plan, the SARs granted hereunder, or this Agreement for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law. No termination, amendment of the Plan, amendment of the SARs or this Agreement shall, without Grantee’s consent, materially adversely affect Grantee’s rights under the SARs or this Agreement. Notwithstanding the foregoing, this Agreement shall be amended as required by Section 11(e) below to the extent required by regulatory or statutory guidance.
           8. Anti-Dilution. In the event of any stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Common Stock, the maximum aggregate number and kind of shares of securities of the Company subject to the SARs and the exercise price of the SARs shall be appropriately adjusted by the Board (whose determination shall be conclusive) so that the proportionate number of shares or other securities subject to the SARs and the proportionate interest of Grantee shall be maintained as before the occurrence of such event.
           9. Change of Control. In the event of any reorganization, consolidation or merger to which the Company is a party and in which the Company does not survive, or upon the dissolution or liquidation of the Company, the SARs, to the extent outstanding and unexercised, shall terminate; provided, however, that (i) in the event of the liquidation of dissolution of the Company, or in the event of any such reorganization, consolidation or merger in which the Company does not survive and with respect to which the resulting or surviving corporation does not assume such outstanding SARs or issue substitute SARs herefor, the SARs shall be exercisable in full, without regard to any installment restrictions on exercise imposed pursuant to the Plan or this Agreement, during such period preceding the effective date of such liquidation, dissolution, reorganization, consolidation or merger (unless the SARs are terminated earlier by their terms) as may be specified by the Board; and (ii) in the event of any such reorganization, consolidation or merger, the Board may, in its good faith discretion, arrange to have the resulting or surviving corporation assume the SARs, to the extent outstanding and unexercised, or issue substitute SARs therefor.
           10. Consistency with Plan. The SARs are issued pursuant to the terms of the Plan. This Agreement does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Plan. Copies of the Plan may be obtained upon written request without charge from the Company. If there is any inconsistency between the provisions of this Agreement and the provisions of the Plan, the latter shall control.
11. Miscellaneous.
           (a) Severability; Governing Law. If any provisions of this Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the internal laws of Delaware without giving effect to the principles of the conflicts of laws thereof.
           (b) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors and permitted assigns.
           (c) Notices. All notices required or permitted hereunder shall be in writing and be effective upon personal delivery, upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, or upon deposit with a recognized express overnight courier service, addressed, if to the Company, to its principal executive office at the time, Attention: President, and if to Grantee, to the address shown beneath his or her signature on the signature page of this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 11(c).
           (d) Waivers. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board or by Grantee, but no such waiver by the Board shall operate to the detriment of Grantee without Grantee’s consent.
           (e) Statutory Requirements and Subsequent Amendment. This Agreement and the grant of any SAR hereunder is intended to be exempt from the requirements of the American Jobs Creation Act, specifically with respect to the definition of deferred compensation and the provisions of section 409A of the Code. To the extent required by subsequent guidance, whether statutory or regulatory, the Company and Grantee agree that any SAR granted hereunder may be modified, rescinded or substituted by the Company with an award of comparable economic value as required to maintain the exemption from the provisions of section 409A of the Code.
           (f) Administration. The Committee shall have full authority and discretion to decide all matters relating to the administration and interpretation of this Agreement. The Committee shall have full power and authority to pass and decide upon cases in conformity with the objectives of this Agreement under such rules as the Board of the Company may establish. Any decision made or action taken by the Company, the Board, or the Committee arising out of, or in connection with, the administration, interpretation, and effect of this Agreement shall be at their absolute discretion and will be conclusive and binding on all parties. No member of the Board, the Committee, or employee of the Company shall be liable for any act or action hereunder, whether of omission or commission, by the recipient or by any agent to whom duties in connection with the administration of this Agreement have been delegated in accordance with the provision of this Agreement.

Attachment A
Notice of Exercise of Stock Appreciation Rights
(To be completed and signed only on exercise of SARs)
           I hereby exercise stock appreciation rights (“SARs”) granted by TriPath Imaging, Inc. (the “Company”) to me on                     , subject to all the terms and provisions thereof as contained in the Stock Appreciation Rights Agreement of the same date signed by me concerning such SARs (the ”Agreement”) and in the Company’s Amended and Restated 1997 Director Equity Plan referred to therein (the “Plan”), and notify you of my desire, pursuant to the Grant, to exercise the number of SARs with the exercise prices set forth below:
                                SARs with an Exercise Price of $           per share
                                SARs with an Exercise Price of $           per share (if applicable)
                                SARs with an Exercise Price of $           per share (if applicable)
                                SARs with an Exercise Price of $           per share (if applicable)
           I understand that all taxes relating to the exercise of these SARs are my responsibility alone, and have sought advice from my tax advisor as I determined appropriate.
           I hereby confirm to the Company each of my representations, covenants and agreements in the Agreement.
           All capitalized terms in this Notice of Stock Appreciation Rights Exercise have the meanings set forth in the Agreement or in the Plan, as the case may be.
DATED:

Signature:

Name:

TRIPATH IMAGING, INC.
780 Plantation Drive
Burlington, North Carolina 27215
(336) 222-9707
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
MAY 31, 2006
This Proxy is Solicited on Behalf of The Board Of Directors
           The undersigned stockholder of TriPath Imaging, Inc. (“TriPath Imaging”) hereby appoints Paul R. Sohmer, M.D., Stephen P. Hall and James T. Barrett, and each of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of capital stock of TriPath Imaging that the undersigned is entitled to vote at the Annual Meeting of Stockholders of TriPath Imaging to be held Wednesday, May 31, 2006, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares.
MARK HERE FOR ADDRESS CHANGE AND NOTE ON REVERSE ☐
PLEASE SIGN AND MAIL YOUR PROXY TODAY
(Continued and to be signed on reverse side.)
[SEE REVERSE SIDE]
☒  Please mark your votes as in this example.

1.	Proposal to elect two members of TriPath Imaging’s Board of Directors to serve for three-year terms as Class III Directors.

Nominees:	Arthur T. King, Ph.D. Richard A. Franco, R.Ph.
    ☐ FOR all nominees          ☐ WITHHOLD authority for all nominees          ☐ FOR all except: _____________________

2.	Proposal to amend TriPath Imaging’s Amended and Restated 1996 Equity Incentive Plan to (a) increase the number of shares issuable under the plan by 1,700,000 shares from 7,996,325 shares to 9,696,325 shares and (b) provide that incentive stock options may be granted no later than a date that is ten years from the date on which the 1996 Equity Plan or any amendment thereto is approved by the stockholders of the Company.
         ☐  FOR                              ☐ WITHHOLD                              ☐  ABSTAIN

3.	Proposal to amend TriPath Imaging’s 1997 Director Stock Option Plan to (a) increase the number of shares of common stock issuable under the plan by 150,000 shares from 450,000 shares to 600,000 shares, (b) provide that stand-alone, stock-settled stock appreciation rights (“SARs”) be granted under the 1997 Director Plan rather than stock options, (c) provide that SARs may be granted under the 1997 Director Plan until May 31, 2016 and (d) provide that when awards are settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such awards, to the extent of such decrease, shall again be available for awards under the plan.
         ☐  FOR                              ☐ WITHHOLD                              ☐  ABSTAIN

4.	Proposal to ratify the selection by the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year.
         ☐  FOR                              ☐ WITHHOLD                              ☐  ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature:

Date:

Signature:

Date:
NOTE: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.